                               TABLE OF CONTENTS
                               -----------------

                            ARTICLE 1  DEFINITIONS
Section 1.01    Definitions...........................................     2
Section 1.02    Headings..............................................    18
Section 1.03    Number................................................    18
Section 1.04    Accounting Principles.................................    18
Section 1.05    Business Days.........................................    18
Section 1.06    Severability..........................................    18
Section 1.07    Currency..............................................    19
Section 1.08    Exhibits..............................................    19

                     ARTICLE 2  TERMS OF CONCURRENT LEASE

Section 2.01    Concurrent Lease......................................    19
Section 2.02    Rent for Concurrent Lease.............................    21
Section 2.03    Settlement Procedures.................................    22
Section 2.04    Deferred Rental Account...............................    25
Section 2.05    Concurrent Lessee's Capital...........................    26
Section 2.06    Clean-Up Provision....................................    26
Section 2.07    Deemed Collections....................................    27
Section 2.08    Payments and Computations, Etc........................    28
Section 2.09    Allocation of Collections.............................    29
Section 2.10    Reporting.............................................    29
Section 2.11    Fees..................................................    30
Section 2.12    Further Action to Protect Designated Eligible Leases..    30
Section 2.13    Ineligible Leases.....................................    31
Section 2.14    Sales Taxes...........................................    32
Section 2.15    Termination of the Concurrent Lease...................    33
Section 2.16    Permitted Investments.................................    33

                        ARTICLE 3  CONDITIONS OF LEASE

Section 3.01    Conditions Precedent to Concurrent Lease under Initial
                Equipment Schedule....................................    33

Section 3.02  Conditions Precedent to Concurrent Lease under Supplemental
              Equipment Schedules...........................................................    36

                   ARTICLE 4  REPRESENTATIONS AND WARRANTIES

Section 4.01  Representations and Warranties of the Lessor..................................    37
Section 4.02  Representations and Warranties of the Performance Guarantor and IKON Capital..    41
Section 4.03  Representations and Warranties of the Concurrent Lessee.......................    43

                         ARTICLE 5  COVENANTS OF THE
                LESSOR, PERFORMANCE GUARANTOR AND IKON CAPITAL

Section 5.01  Affirmative Covenants of the Lessor...........................................    43
Section 5.02  Negative Covenants of the Lessor..............................................    48
Section 5.03  Covenants of the Performance Guarantor
              and IKON Capital..............................................................    48

                   ARTICLE 6  ADMINISTRATION AND COLLECTION

Section 6.01  Designation of Collector......................................................    51
Section 6.02  Duties of Collector...........................................................    52
Section 6.03  Collector Fee.................................................................    53
Section 6.04  Responsibilities of the Lessor................................................    53

                         ARTICLE 7 SIGNIFICANT EVENTS

Section 7.01  Meaning of Significant Event..................................................    53
Section 7.02  Action Upon a Significant Event...............................................    55
Section 7.03  Waiver........................................................................    56

      ARTICLE 8THE ADMINISTRATIVE AGENT AND MATTERS RELATING TO LIABILITY

Section 8.01  Authorization and Action......................................................    56
Section 8.02  Liability of Concurrent Lessee and Administrative Agent.......................    57
Section 8.03  Limitation of Liability.......................................................    57

                           ARTICLE 9 INDEMNIFICATION

Section 9.01    Indemnities by the Lessor.................................     57
Section 9.02    Cooperation in Litigation and Proceedings.................     60

                           ARTICLE 10 MISCELLANEOUS

Section 10.01   Amendments, Etc...........................................     60
Section 10.02   Notices, Etc..............................................     61
Section 10.03   No Waiver, Remedies.......................................     61
Section 10.04   Binding Effect; Assignability; Severability...............     61
Section 10.05   Costs, Expenses and Taxes.................................     62
Section 10.06   No Petition...............................................     62
Section 10.07   Set Off...................................................     62
Section 10.08   Confidentiality...........................................     63
Section 10.09   Change in Circumstance....................................     63
Section 10.10   Governing Law.............................................     64
Section 10.11   Further Assurances........................................     64
Section 10.12   Execution in Counterparts.................................     65

                                                                   EXHIBIT 10.11


                                                           DRAFT: April 29, 1998
                                                           ---------------------


                       MASTER CONCURRENT LEASE AGREEMENT

                          DATED AS OF APRIL 29, 1998

                                    BETWEEN

                          IKON OFFICE SOLUTIONS, INC.

                           AS LESSOR AND A COLLECTOR

                                    - AND -

                              IKON CAPITAL, INC.
                              AS A SUB-COLLECTOR

                                    - AND -

                                  PRIME TRUST
                             AS CONCURRENT LESSEE

                                    - AND -

                      IKON OFFICE SOLUTIONS, INC. (U.S.)
                           AS PERFORMANCE GUARANTOR

                                    - AND -

                              TD SECURITIES INC.
                            AS ADMINISTRATIVE AGENT



                               MCCARTHY TETRAULT

          This MASTER CONCURRENT LEASE AGREEMENT dated as of the 29th day of April, 1998.

B E T W E E N:

          IKON OFFICE SOLUTIONS, INC., a corporation incorporated under the laws of the Province of Ontario

          (hereinafter referred to as the "Lessor")

                                                               OF THE FIRST PART

                                    - and -

          IKON CAPITAL, INC., a corporation incorporated under the laws of Canada

          (hereinafter referred to as "IKON Capital")

                                                              OF THE SECOND PART

                                    - and -

          PRIME TRUST, a trust established under the laws of the Province of Ontario

          (hereinafter referred to as the "Concurrent Lessee")

                                                               OF THE THIRD PART

                                    - and -

          IKON OFFICE SOLUTIONS, INC., a corporation incorporated under the laws of the State of Ohio

          (hereinafter referred to as "IKON U.S." or "Performance Guarantor")

                                                              OF THE FOURTH PART

                                    - and -

          TD SECURITIES INC., a corporation incorporated under the laws of Province of Ontario

          (hereinafter referred to as the "Administrative Agent")

                                                              OF THE FIFTH PART.


          WHEREAS the Lessor now owns Equipment subject to certain leases which qualify as Eligible Leases and may hereafter own Equipment which is subject to leases which will qualify as Eligible Leases;

          AND WHEREAS the Lessor intends to concurrently lease from time to time such Equipment to the Concurrent Lessee;

          AND WHEREAS the Concurrent Lessee desires to concurrently lease from time to time such Equipment from the Lessor;

          AND WHEREAS the Lessor has been requested and is willing to act as collector hereunder;

          AND WHEREAS IKON Capital has been requested and is willing to act as a sub-collector hereunder;

          AND WHEREAS IKON U.S. has been requested and is willing to act as a performance guarantor as contemplated hereunder;

          AND WHEREAS TD Securities Inc. has been requested and is willing to act as Administrative Agent hereunder;

          NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the respective covenants and agreements of the parties herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE 1

                                  DEFINITIONS

SECTION 1.1    DEFINITIONS
               -----------

               In this Agreement, the following terms shall have the following meanings:

     "ADDITIONAL LEASE TERMINATION DATE" means the date of occurrence of the earliest to occur of any of the following events:

          (i)      a Lock-Up Event;

          (ii)     the Termination Date;

          (iii) the debt rating of the senior short term notes of the Concurrent Lessee by DBRS falls below R-1(middle);

          (iv)     an "Event of Default" as defined under the Liquidity
                   Agreement;

          (v) an "Event of Default" as defined under the Credit Enhancement Agreement; or

          (vi)     an "Event of Default" as defined under the Trust Indenture.

     "ADVERSE CLAIM" means a lien (other than a statutory lien or deemed trust securing, or in respect of obligations which are not yet due and payable), security interest, charge, encumbrance, hypothec, ownership interest, right of set-off or other right or claim of any Person (other than the Concurrent Lessee or Persons claiming through the Concurrent Lessee) where such right or claim ranks ahead of or pari passu with the interests of the Concurrent Lessee created hereunder.

     "AFFILIATE" means, when used with respect to a Person, an affiliate of such Person for purposes of the Business Corporations Act (Ontario).

     "AFFILIATED LESSEE" means any Lessee which is an Affiliate of another
     Lessee.

     "AGGREGATE FINANCE BALANCE" means, at any time, the amount that is the aggregate of the Finance Balance for all Designated Eligible Leases in the Lease Portfolio, as at such time.

     "ATLANTIC MARKETPLACE" means the geographical area encompassing the provinces of Nova Scotia, New Brunswick, Prince Edward Island and Newfoundland.

     "BUSINESS DAY" means any day, other than a Saturday, Sunday or public holiday, on which banks are open for business in Toronto, Ontario, Calgary and Edmonton, Alberta and Malvern, Pennsylvania.

     "COLLECTIONS" means, with respect to any Designated Eligible Lease, all cash collections and other cash proceeds of such Designated Eligible Lease received (save and except insurance premiums or Sales Taxes), all cash proceeds of Lease Rights relating to such Designated Eligible Lease and any Collections under such Designated Eligible Lease deemed to have been received pursuant to Sections 2.07(a), (b) and (c) and 2.13 including the Concurrent Lessee's pro-rata share of the Net Proceeds (determined in accordance with Section 2.08(d)) arising as a result of the disposition of Equipment which has been repossessed from a Lessee who has defaulted under a Designated Eligible Lease, but not any other Net Proceeds. For greater certainty "Collections" shall, with respect to any Designated Eligible Lease, only include the amounts referred to above which are received during the time such Designated Eligible Lease is a Designated Eligible Lease.

     "COLLECTOR" means, at any time, the Lessor or such other person or persons then authorized pursuant to Section 6.01 to service and administer the Designated Eligible Leases and to collect rents and other amounts owing thereunder.

     "COLLECTOR FEE" has the meaning assigned to that term in Section 6.03.

     "CONCENTRATION LIMIT" means for any Lessee, together with all its Affiliated Lessees:

          (i) whose non-convertible unsecured debt is rated AAA by DBRS or is rated with an equivalent rating from an equivalent rating agency acceptable to the Concurrent Lessee, the greater of 100% of the aggregate of the Required Reserve and the External Credit Enhancement and 200% of the Required Reserve;

          (ii) whose non-convertible unsecured debt is rated AA or better but less than AAA by DBRS or is rated with an equivalent rating from an equivalent rating agency acceptable to the Concurrent Lessee, the greater of 50% of the aggregate of the Required Reserve and the External Credit Enhancement and 100% of the Required Reserve;

          (iii) whose non-convertible unsecured debt is rated A or better but less than AA by DBRS or is rated with an equivalent rating from an equivalent rating agency acceptable to the Concurrent Lessee, the greater of 33.3% of the aggregate of the Required Reserve and the External Credit Enhancement and 50% of the Required Reserve;

          (iv) whose non-convertible unsecured debt is rated BBB or better but less than A by DBRS or is rated with an equivalent rating from an equivalent rating agency acceptable to the Concurrent Lessee, the greater of 25% of the aggregate of the Required Reserve and the External Credit Enhancement and 33.3% of the Required Reserve; and

          (v) whose non-convertible unsecured debt is rated BB or better but less than BBB by DBRS or is rated with an equivalent rating from an equivalent rating agency acceptable to the Concurrent Lessee or whose debt does not carry a rating, the greater of 16.7% of the aggregate of the Required Reserve and the External Credit Enhancement and 33.3% of the Required Reserve.

     "CONCURRENT LESSEE" means Prime Trust.

     "CONCURRENT LESSEE'S ACCOUNT" means the account maintained by the Concurrent Lessee at The Toronto-Dominion Bank, Toronto Dominion Centre branch, Toronto Ontario, (account no. 1068-0360503), or such other account which is designated by the Concurrent Lessee in writing by notice to the Collector as the Concurrent Lessee's Account for the purposes hereof.

     "CONCURRENT LESSEE'S FUNDING COST" means, in respect of a Settlement Period, the amount equal to (i) the product of the Discount Rate for the period from but not including the last day of the previous Settlement Period (or, in respect of the initial Settlement Period, from and including the Initial Prepayment Date) to and including the last day of such Settlement Period multiplied by the number of days in such period, (ii) divided by 365 or 366, as the case may be, and (iii) multiplied by the daily weighted average of the Program Amount during such Settlement Period.

     "CONCURRENT LESSEE'S INDEBTEDNESS" means any obligation or liability incurred by the Concurrent Lessee in connection with the funding of its obligations hereunder.

     "CREDIT AND COLLECTION POLICY" means the Lessor's credit, collection and administration policies and procedures relating to Leases, Designated Lease Receivables, Lease Rights and Equipment, as represented to and approved by the Concurrent Lessee, as such administrative policies and procedures may be amended in compliance with Section 5.02(ii). A copy of such administrative policies and procedures is attached as Exhibit A.

     "CREDIT ENHANCEMENT AGREEMENT" means the agreement to be entered into by the Concurrent Lessee providing for a credit enhancement facility or facilities in respect of the Designated Eligible Leases, as the same may be amended, modified, restated or replaced from time to time.

     "CUT-OFF DATE" has the meaning assigned to that term in Section 2.01(a). "DBRS" means Dominion Bond Rating Service Limited or its successors.

     "DEFAULTED LEASE" means a Lease in respect of which the following has occurred:

          (i) any payment, or part thereof, whether on account of rent or otherwise, remains unpaid for 121 days or more from the due date for such payment,

          (ii) the Lessee thereof has taken any action, or suffered any event to occur, of the type described in Section 7.01(iv), or

          (iii) has been, or which, in accordance with the Credit and Collection Policy, should be, written off as uncollectible.

     "DEFERRED RENT" means, in respect of a Lease Tranche with respect to any Settlement Period, the further amounts payable to the Lessor as rent, in respect of the Designated Eligible Leases included in such Lease Tranche in an aggregate amount equal to the sum of:

          (i)      the positive difference, if any, between,

                   (a) the aggregate Finance Balance of the Designated Eligible Leases included in such Lease Tranche as at the Relevant Cut-off Date plus any portion of the Unearned Finance attributed to such Designated Eligible Leases which was earned prior to the Relevant Cut-off Date but not yet received, and

                   (b) the Prepaid Rent in respect of such Lease Tranche, and

          (ii) the amount, if any, by which the aggregate amount of Unearned Finance receivable by the Concurrent Lessee accruing in such Settlement Period in respect of the Designated Eligible Leases included in such Lease Tranche other than any portion of such Unearned Finance included in the calculation in
                   (i)(a) above exceeds the Concurrent Lessee's Funding Cost applicable to such Lease Tranche for such Settlement Period,

     as increased, reduced, refunded or paid from time to time in accordance with the terms hereof. For greater certainty, no Deferred Rent shall be payable in respect of a Lease Tranche where the Concurrent Lessee has not exercised its option to make a prepayment of periodic rent payable in respect thereof pursuant to Section 2.02(b).

     "DEFERRED RENTAL ACCOUNT" means the interest bearing account maintained by the Concurrent Lessee in trust for the Lessor at The Toronto-Dominion Bank, Toronto Dominion Centre branch, Toronto, Ontario (account no. 0435743-02) or such other account which is designated by the Concurrent Lessee by notice in writing to the Lessor as the Deferred Rental Account for the purposes hereof.

     "DELINQUENCY RATIO" means, as at the last Business Day of each Settlement Period, the average of the ratio (expressed as a percentage) for such Settlement Period and each of the ratios for the three immediately preceding Settlement Periods or if there are not three immediately preceding Settlement Periods then, such number of immediately preceding Settlement Periods as have occurred, calculated by dividing:

          (i) the aggregate Finance Balance of all Designated Eligible Leases in the Lease Portfolio that were Delinquent Leases as at the last Business Day of the Settlement Period, by

          (ii) the Aggregate Finance Balance as at the last Business Day of the Settlement Period.

     "DELINQUENT LEASE" means a Lease that is not a Defaulted Lease and in respect of which any payment, or part thereof, whether on account of rent or otherwise, remains unpaid for 61 days or more from the due date for such payment.

     "DESIGNATED ELIGIBLE LEASES" means all Eligible Leases which are, at any time, set out on the Equipment Schedules delivered to and accepted by the Concurrent Lessee from time to time pursuant hereto, in respect of which the Equipment leased thereunder is concurrently leased to the Concurrent Lessee pursuant to Section 2.01, provided that, any Eligible Lease set out on such an Equipment Schedule shall be a Designated Eligible Lease as of and from the day following the Cut-off Date in respect of the Initial Equipment Schedule and as of and from the day following the relevant Subsequent Cut-off Date in respect of a Supplemental Equipment Schedule regardless of when such Equipment Schedule is accepted by the Concurrent Lessee and, provided that, any Eligible Lease shall cease to be a Designated Eligible Lease if:

          (i)      the Finance Balance of such Eligible Lease becomes zero; or

          (ii) the concurrent lease of Equipment covered by such Designated Eligible Lease is terminated pursuant to Sections 2.06, 2.07
                   (b) and (c) or 2.13.

     "DESIGNATED LEASE RECEIVABLES" means all moneys payable with respect to any Lease which is a Designated Eligible Lease (not including rentals, prepaid rentals, security deposits or other amounts which have been paid to the Lessor in respect of any period ending on or before such Lease became a Designated Eligible Lease) including, without limitation, all rentals, termination fees, mandatory purchase obligation amounts, purchase option amounts and guaranteed residual amounts, if any, and other moneys payable by the Lessee under such Lease (exclusive of costs, expenses, charges (except enforcement charges), amounts payable by way of indemnity, Sales Taxes or other taxes payable under such Lease) during the period such Lease is a Designated Eligible Lease.

     "DISCOUNT RATE" means for any Settlement Period the rate per annum determined by the Concurrent Lessee in accordance with Section 2.05(b).

     "ELIGIBLE LEASE" means a Lease which meets the following criteria:

          (i) the Lessee thereunder is a Person who is resident in or carrying on business in Canada;

          (ii) the lease receivables in respect of the Lease are payable in Canada only and are denominated in Canadian Dollars;

          (iii) the Lessee thereunder is not the subject of any insolvency or bankruptcy proceedings;

          (iv)     the Lessee thereunder is not the lessee under any Defaulted
                   Lease;

          (v)      the Lessee thereunder is not an Affiliate of the Lessor;

          (vi) the Lease has been duly authorized, executed and delivered by the parties thereto, which Lease together with all Lease Rights relating thereto, (including, without limitation, any guarantee, indemnity or agreement referred to in clause (vii) of the definition of Lease Rights herein), is in full force and effect and constitutes a legal, valid and binding obligation of the Lessee thereof enforceable against such Lessee in accordance with its terms subject to bankruptcy, insolvency, reorganization, winding-up, moratorium and other laws affecting the rights of creditors generally and by general principles of equity;

          (vii) the Lease is not subject to any dispute, set-off, counterclaim or defence whatsoever by the Lessee against the Lessor and the Lease and Equipment leased thereunder are free of any Adverse Claim and the Lease has not been extended or otherwise modified except in the ordinary course of business and in accordance with the Credit and Collection Policy;

          (viii)   the Term of the Lease does not exceed 84 months;

          (ix) the provisions of the Lease do not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to consumer protection, usury or interest rate disclosure) and no party thereto is in violation of any such law, rule or regulation in any material respect;

          (x) the Lease is a lease and not a sale for purposes of the Income Tax Act (Canada);

          (xi) the Lease originated in the normal course of the Lessor's business or was originated by a company with which the Lessor amalgamated or which was wound up into the Lessor, is in respect of Equipment, does not include a servicing component and is in accordance with the Credit and Collection Policy and in respect of which all registrations and filings have been made in compliance with the Credit and Collection Policy to perfect or preserve the Lessor's interest in the Equipment which is subject to such Lease;

          (xii)    the Lease is not a Defaulted Lease;

          (xiii)   the Lease is not a Delinquent Lease;

          (xiv) the Finance Balance of the Lease, when added to the aggregate Finance Balance of all Leases within the Lease Portfolio with the same Lessee and any of its Affiliated Lessees, does not result in such Lessee exceeding its Concentration Limit;

          (xv) rights under the Lease are permitted to be assigned in whole or in part by the Lessor without notice to or the consent of the Lessee;

          (xvi) the Lease provides that the Lessee is required to insure the Equipment which is the subject of such Lease;

          (xvii) the Equipment leased thereunder has been delivered to and accepted by the Lessee and is and will, at all times, be located in Canada and under the terms of the Lease the Lessee is required to maintain the Equipment in good operating condition, reasonable wear and tear only excepted;

          (xviii) the Lease was not originated out of any office of the Lessor which is located in the Atlantic Marketplace;

          (xix) the Lessor has not been notified by the Concurrent Lessee that the Lease has been excluded from the category of Eligible Leases by the Concurrent Lessee; and

          (xx) satisfies all further reasonable criteria which may be specified by the Concurrent Lessee by notice in writing to the Lessor.

     "EQUIPMENT" means the office or business equipment, including all attachments, replacement parts, accessories, intangibles, substitutions and additions associated therewith, leased by the Lessor to Lessees pursuant to Leases.

     "EQUIPMENT SCHEDULE" means both the Initial Equipment Schedule and any Supplemental Equipment Schedules delivered to and accepted by the Concurrent Lessee pursuant hereto.

     "EXTERNAL CREDIT ENHANCEMENT" means, at any time, an amount equal to 6% of the Program Amount as at such time.

     "FINAL COLLECTION DATE" means the earliest date on which (i) the Program Amount has been reduced to zero in accordance with the terms hereof, (ii) the Collector (if the Lessor is not the Collector) has received the accrued Collector Fee and all other amounts payable to it hereunder, and (iii) all amounts owing to the Administrative Agent and the Concurrent Lessee hereunder and in respect of the Designated Eligible Leases and the Lease Rights relating thereto have been paid in full.

     "FINANCE BALANCE" means, with respect to a Lease, at any time, the amount equal to the present value of all outstanding scheduled rental payments discounted at the Lessor's Funding Rate.

     "GENERAL ACCOUNT" means the account established in the name of the Concurrent Lessee pursuant to Section 2.03(a).

     "GROSS CONTRACT BALANCE" means, with respect to a Lease, at any time, the aggregate amount of all regularly scheduled rental payments required to be made during the Term of such Lease which remain outstanding at such time.

     "GST" means the goods and services tax imposed under Part IX of the Excise Tax Act (Canada), as amended.

     "HEDGING AGREEMENT" means any interest rate exchange agreement, interest rate cap, collar, floor or swap agreement, forward rate agreement or similar agreement entered into between the Concurrent Lessee and a counterparty in connection with a

     Lease Tranche and includes one or more of such agreements, as identified in the related swap confirmation.

     "HST" means the harmonized sales tax imposed under Part IX of the Excise Tax Act (Canada).

     "INDEMNIFICATION AGREEMENT" means the indemnification agreement entered into by the Performance Guarantor and the Concurrent Lessee dated the date hereof.

     "INITIAL EQUIPMENT SCHEDULE" means the schedule, in the form attached hereto as Exhibit B, that is delivered by the Lessor to the Concurrent Lessee on or after the execution and delivery of this Agreement to effect the concurrent lease of the first items of Equipment.

     "INITIAL PREPAYMENT DATE" has the meaning assigned to that term in Section 2.02(b).

     "LEASE" means a lease agreement, with or without an option to purchase, with respect to Equipment that is owned by the Lessor under which at the time such lease agreement was entered into the Lessor was the lessor and in respect of which the Lessor continues to be the lessor or is a head lessor or concurrent lessor, as such lease agreement may be amended, modified or restated, and any replacement thereof, provided that the Equipment leased thereunder and the Lessee thereunder are the same, but a "Lease" shall not include this Agreement.

     "LEASE PORTFOLIO" has the meaning assigned to that term in Section 2.01(a).

     "LEASE PORTFOLIO AND COMPLIANCE REPORT" means a report substantially in the form of Exhibit C.

     "LEASE RIGHTS" means, in respect of any Equipment leased under a Lease, the following:

          (i) all rights and benefits accruing to the Lessor under the Lease, including, without limitation, all right, title and interest in and to the Designated Lease Receivables payable in respect of the Equipment which is the subject of such Lease;

          (ii) all rights in or to payments (including, without limitation, both proceeds and premium refunds) under any insurance policies maintained by the Lessee pursuant to the terms of such Lease, to the extent the same indemnify for loss or damage to such Equipment;

          (iii) all rights in or to all payments made on account of any loss of or damage to such Equipment whether under such Lease or otherwise;

          (iv) all claims, demands, actions, damages and indemnities owing to the Lessor with respect to any patent and copyright indemnity agreements or manufacturers' or sellers' warranties relating to such Equipment, except to the extent that the same indemnify against liability to others;

          (v) the benefit of all covenants with respect to such Equipment by the Lessee under such Lease, including all indemnities and covenants with respect to maintenance and repair, use and insurance obligations, except to the extent that the same indemnify against liability to others;

          (vi) the right of the Lessor to ask for, demand, sue for, collect, receive and enforce any and all sums payable under such Lease in respect of such Equipment and to enforce all other covenants, obligations, rights and remedies thereunder with respect thereto, except to the extent that such right relates to indemnification against liability to others;

          (vii) all of the right, title and interest of the Lessor in, to and under all guarantees, indemnities (except to the extent that the same indemnify against liability to others) and other agreements or arrangements of whatsoever character (including all security interests and all property subject thereto) from time to time supporting or securing payment or performance of the Lessee's obligations in respect of such Equipment subject to such Lease, whether pursuant to such Lease or otherwise;

          (viii)   all Records pertaining to such Equipment under such Lease;
                   and

          (ix)     all proceeds of or relating to the foregoing.

     "LEASE TRANCHE" has the meaning assigned to that term in Section 2.01(a).

     "LESSEE" means a Person obligated under a Lease to pay the Designated Lease Receivables in respect thereof including, where the context permits or requires, any Person obligated to make such payments pursuant to any guarantee, indemnity or agreement referred to in clause (vii) of the definition of Lease Rights hereunder.

     "LESSOR'S FUNDING RATE" means the amount (expressed as a percentage) which is set out on the Lessor's lease info sheet for each Lease as the "System Calculated Cost of Funds" or as the "Calculated Rate".

     "LIQUIDITY AGREEMENT" means the liquidity agreement, in respect of the Lessor, to be entered into by the Concurrent Lessee, as the same may be amended, modified, supplemented, restated or replaced from time to time.

     "LOCK-UP EVENT" means any of the following events or circumstances:

          (i) the occurrence of any Significant Event which has not been waived by the Concurrent Lessee;

          (ii) the average of the Loss Ratio for any particular Settlement Period and each of the three immediately preceding Settlement Periods, or if there are not three immediately preceding Settlement Periods then, such number of immediately preceding Settlement Periods as have occurred, is equal to or greater than 4%;

          (iii) the Delinquency Ratio is at any time equal to or greater than 12%; and

          (iv) on any Settlement Date, after drawing from the Deferred Rental Account, in accordance with Sections 2.03 and 2.04, the amounts transferred to any other account of the Concurrent Lessee pursuant to Sections 2.03(b) and 2.03(c)(v) are less than the amounts required to be transferred in accordance with such Sections.

     "LOSS RATIO" means, as at the last Business Day of a Settlement Period, 12 times the ratio (expressed as a percentage), calculated by dividing,

          (i)      the Losses for such Settlement Period, by

          (ii) the average of the Aggregate Finance Balance as at the last Business Day of such Settlement Period and each of the eleven immediately preceding Settlement Periods or, if there are not eleven immediately preceding Settlement Periods then, such number of immediately preceding Settlement Periods as have occurred.

     "LOSSES" means, with respect to a Settlement Period, the excess of (i) an amount equal to the aggregate Finance Balance of all Designated Eligible Leases that became Defaulted Leases in such Settlement Period, over (ii) an amount equal to all Collections with respect to Defaulted Leases contained in the Lease Portfolio which are received in such Settlement Period.

     "MOODY'S" means Moody's Investors Service, Inc. or any successor thereof.

     "NET PROCEEDS" means the cash proceeds (other than amounts on account of taxes) received by the Lessor from the disposition of Equipment or from insurance proceeds in respect of Equipment, less all out-of-pocket costs and expenses with respect to such disposition (including the refurbishing of Equipment) or the collection of such insurance proceeds incurred by or on behalf of the Lessor.

     "NON-COMMINGLING EVENT" means any of the following events or circumstances:

          (i)      the Lessor is no longer the Collector;

          (ii) IKON Capital or any other Subsidiary of the Performance Guarantor is no longer the Sub-Collector unless the Lessor has ceased to sub-contract its collection duties hereunder;

          (iii) the Performance Guarantor fails to maintain a rating of at least Baa3 or better from Moody's and at least BBB- or better from S&P; or

          (iv) the occurrence of a Significant Event which has not been waived by the Concurrent Lessee and the Rating Agencies.

     "PERMITTED INVESTMENTS" means

          (i) negotiable instruments or securities in bearer or registered form with a term to maturity of not more than 45 days, which evidence:

                   (1) obligations of or guaranteed by the Government of Canada as to both credit and timeliness;

                   (2) obligations of or guaranteed by a province or municipality of Canada so long as they have the Required Rating;

                   (3) deposits, bankers' acceptances or subordinated debentures issued or accepted by any Canadian bank so long as they have the Required Rating;

                   (4) commercial paper, secured bonds or senior unsecured obligations of Canadian corporations or other Canadian issuers so long as it has the Required Rating; or

          (ii) demand deposits in any Canadian bank so long as they have the Required Rating, provided that, the aggregate balance of all investments by the Concurrent Lessee in securities of any one issuer, other than securities referred to in (i)(1) above, will be limited to 10% of the face amount of all Permitted Investments.

     "PERSON" means an individual, partnership, corporation, charitable organization, trust, unincorporated association, joint venture, Indian band, government (or any agency or political subdivision thereof) or other entity.

     "PREPAID RENT" means an amount in respect of rent which is payable to the Lessor by the Concurrent Lessee hereunder and which is prepaid on the Initial Prepayment Date or a Subsequent Prepayment Date pursuant to Section 2.02(b).

     "PRIME RATE" means a fluctuating annual interest rate which, on any day, shall be equal to the rate of interest most recently established by The Toronto-Dominion Bank at its head office in Toronto, Ontario as its reference rate of interest for the purpose of determining interest rates it will charge on that day for demand loans made in Canada in Canadian Dollars to its Canadian commercial customers and which it refers to as its "Prime Rate".

     "PROGRAM AMOUNT" means an amount initially equal to the Prepaid Rent in respect of the concurrent lease hereunder of Equipment listed in the Initial Equipment Schedule, as such amount may be adjusted from time to time as a consequence of the parties hereto entering into one or more Supplemental Equipment Schedules, pursuant to the liquidation procedures described herein or otherwise pursuant to the terms of this Agreement.

     "PROGRAM FEE" has the meaning assigned to that term in Section 2.11(c).

     "PST" means any retail sales tax imposed by any provincial taxing authority (other than in the province of Quebec).

     "QST" means the sales tax imposed under An Act Respecting Quebec Sales Tax, as amended from time to time.

     "RATING AGENCIES" means Dominion Bond Rating Service Limited and any other rating organization which may be providing a rating in respect of the senior short term notes of the Concurrent Lessee, and any successors thereof.

     "RECORDS" means all contracts, books, records, credit applications, credit analysis and reports and other documents and information (including, without limitation, to the extent obtainable by way of existing software controlled by the Lessor, hard copies of all data maintained in databases of the Lessor, tapes, disks and punch cards) maintained by the Lessor or the Collector with respect to the Leases and the Equipment and Lessees relating thereto, including without limitation, any agreement pursuant to which the Lessor acquired its right, title and interest in and to the Leases for the Equipment under which it is not the original lessor.

     "RELEVANT CUT-OFF DATE" means (i) with respect to the Initial Equipment Schedule, the Cut-off Date and (ii) with respect to any Supplemental Equipment Schedule, the related Subsequent Cut-off Date.

     "REQUIRED DEFERRED RENTAL ACCOUNT BALANCE" means, on a Settlement Date, the greatest of:

          (i) 2% of the Program Amount as at the last Business Day of the most recently completed Settlement Period;

          (ii) 1.5 times the Loss Ratio times the Program Amount as at the last Business Day of the most recently completed Settlement Period; and

          (iii)    $500,000,

     except that where a Lock-Up Event has occurred, the Required Deferred Rental Account Balance shall, at any time thereafter, be equal to the Program Amount at such time.

     "REQUIRED RATING" means, in respect of any Person, a rating of such Person's short term indebtedness of R-1 (middle) or better from DBRS (or an equivalent rating should such designation change) or such lower rating as DBRS may permit for any particular purpose.

     "REQUIRED RESERVE" means, at any time, an amount equal to the greater of
     (i) the product of 9.85% multiplied by the Program Amount (the "Reserve" for purposes of this definition), and (ii) 40% multiplied by the largest Reserve to have occurred as at that time.

     "RESIDUAL BALANCE" means, in respect of a Designated Eligible Lease, the residual established by the Lessor in accordance with the Credit and Collections Policy.

     "S&P" means Standard & Poor's Rating Group, a division of The McGraw-Hill Companies or any successor thereof.

     "SALES TAXES" includes GST, HST, QST and PST.

     "SETTLEMENT DATE" means, with respect to a Settlement Period, the last Business Day of the month following such Settlement Period.

     "SETTLEMENT PERIOD" means initially, the period commencing on the day following the Cut-off Date and ending on the last day of the month following the month in which the Cut-off Date occurred and, thereafter, each calendar month.

     "SIGNIFICANT EVENT" has the meaning assigned to that term in Section 7.01.

     "SUB-COLLECTOR" means, at any time, IKON Capital or such other person or persons then authorized pursuant to Section 6.01 to be a sub-collector hereunder.

     "SUBSIDIARY" means, with respect to the Performance Guarantor, any corporation of which the Performance Guarantor holds, directly or indirectly, voting securities carrying more than 50% of the votes for the election of directors (other than by way of security) and the votes carried by such securities are sufficient, if exercised, to elect a majority of the board of directors.

     "SUBSEQUENT CUT-OFF DATE" has the meaning assigned to that term in Section 2.01(a).

     "SUBSEQUENT PREPAYMENT DATE" has the meaning assigned to that term in
     Section 2.02(b).

     "SUPPLEMENTAL EQUIPMENT SCHEDULE" means each schedule, in substantially the form attached hereto as Exhibit B, that is delivered by the Lessor to the Concurrent Lessee from time to time pursuant to the terms hereof, following delivery of the Initial Equipment Schedule, to effect the concurrent lease of Equipment hereunder.

     "TERM" means, in respect of a Lease, the period commencing on the commencement date thereof and ending on the last day of the month in which the last payment in respect of rental payments is due thereunder and, for greater certainty, includes any extension of the period during which payments are due in respect of rental payments.

     "TERMINATION DATE" means April 29, 2003 or such other date agreed to in writing by the parties hereto from time to time.

     "TRUST INDENTURE" means an indenture of trust made as of December 3, 1997 between CIBC Mellon Trust Company and the Concurrent Lessee, as the same may be amended, modified, supplemented, restated or replaced from time to time.

     "UNEARNED FINANCE" means with respect to a Lease, at any time, an amount equal to the Gross Contract Balance of such Lease less the Finance Balance of such Lease, each as at such time.

SECTION 1.2    HEADINGS
               --------

          The division of this Agreement into Articles and Sections and the insertion of an index and headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The terms "this Agreement", "hereof", "hereunder" and similar expressions refer to this Agreement and not to any particular Article, Section, Exhibit Schedule or other portion hereof and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, reference herein to Articles and Sections are to Articles and Sections of this Agreement.

SECTION 1.3    NUMBER
               ------

          Words importing the singular number shall include the plural and vice versa, words importing the masculine gender shall include the feminine and neuter genders and vice versa and words importing persons shall include individuals, partnerships, associations, trusts, unincorporated organizations and corporations and vice versa.

SECTION 1.4    ACCOUNTING PRINCIPLES
               ---------------------

          Wherever in this Agreement reference is made to generally accepted accounting principles, such reference shall be deemed to be to the generally accepted accounting principles from time to time approved by the Canadian Institute of Chartered Accountants, or any successor institute, applicable as at the date on which such calculation is made or required to be made in accordance with generally accepted accounting principles consistently applied by the Lessor from year to year except for such changes as may be approved by the independent auditors of the Lessor.

SECTION 1.5    BUSINESS DAYS
               -------------

          Whenever any payment to be made hereunder shall be stated to be due or any action to be taken hereunder shall be stated to be required to be taken on a day other than a Business Day, unless otherwise specifically provided for herein, such payment shall be made or such action shall be taken on the next succeeding Business Day and in the case of the payment of any monetary amount, the extension of time shall be included for the purposes of computation of interest.

SECTION 1.6    SEVERABILITY
               ------------

          In the event that one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality or enforceability of the remaining provisions hereof shall not be affected or impaired thereby. Each of the provisions of this Agreement is hereby declared to be separate and distinct.


SECTION 1.7    CURRENCY
               --------

          All amounts expressed herein in terms of money refer to lawful currency of Canada and all payments to be made hereunder shall be made in such currency.

SECTION 1.8    EXHIBITS
               --------

          Following are the Exhibits annexed hereto and incorporated by reference and deemed to be part hereof:

               Exhibit A Credit and Collection Policy
               Exhibit B Form of Equipment Schedule
               Exhibit C Lease Portfolio and Compliance Report
               Exhibit D Forms of Opinions
               Exhibit E Chief Executive and Branch Offices of Lessor

                                   ARTICLE 2

                           TERMS OF CONCURRENT LEASE

SECTION 2.1    CONCURRENT LEASE
               ----------------

     (a) From time to time and upon the terms and subject to the conditions contained in this Agreement, the Lessor may lease to the Concurrent Lessee and the Concurrent Lessee may lease from the Lessor the Equipment which is the subject of the Designated Eligible Leases listed on the Initial Equipment Schedule and on each Supplemental Equipment Schedule (the Designated Eligible Leases set out on the Initial Equipment Schedule and on each Supplemental Equipment Schedule each being referred to herein as a "Lease Tranche" and collectively as the "Lease Portfolio") which Equipment Schedules shall be delivered by the Lessor to the Concurrent Lessee within 5 Business Days after the date (the "Cut-off Date" in respect of the Initial Equipment Schedule and a "Subsequent Cut-off Date" in respect of each Supplemental Equipment Schedule) on which the information contained in the relevant Equipment Schedule is based.
The concurrent lease of Equipment pursuant hereto shall grant to the Concurrent Lessee the right to use and possess such Equipment for the term of the concurrent lease thereof subject to the Designated Eligible Lease relating to such Equipment. It is hereby expressly acknowledged and agreed that the interest of the Concurrent Lessee under the concurrent lease granted pursuant hereto in and to the Equipment subject to Designated Eligible Leases is that of lessee only and that title to such Equipment shall remain vested in the Lessor.

     (b) Within five Business Days of receipt of an Equipment Schedule delivered in accordance with Section 2.01(a), the Concurrent Lessee may execute and deliver to the Lessor the Equipment Schedule received by it (with such amendments as it in its discretion may require) which, upon such execution and delivery, shall evidence the binding agreement between the Concurrent Lessee, the Lessor, the Collector, the Sub-Collector and the Performance Guarantor with respect to the concurrent lease hereunder of the Equipment set forth in such Equipment Schedule. Failing such execution and delivery, the Equipment Schedule shall be deemed to be refused by the Concurrent Lessee.

     (c)  The concurrent lease provided for in Section 2.01(a) shall:

          (i) with respect to each item of Equipment included in the Initial Equipment Schedule, commence on the day following the Cut-off Date, and

          (ii) with respect to each item of Equipment included in each Supplemental Equipment Schedule, commence on the day following the Subsequent Cut-off Date, and shall, with respect to each item of Equipment, terminate at 11:59 p.m. on the day following the last day of the Term of the Designated Eligible Lease relating to such Equipment unless otherwise terminated hereunder. On the day following the Cut-off Date and on the day following each Subsequent Cut-off Date beneficial ownership of all Lease Rights in respect of the Designated Eligible Leases described in the Initial Equipment Schedule and in the related Supplemental Equipment Schedule, respectively, shall automatically become vested in the Concurrent Lessee and the Concurrent Lessee shall have the right to use and possess the Equipment subject to the Designated Eligible Leases set out on the relevant Equipment Schedule for the term of and pursuant to the concurrent lease provided for in Section 2.01(a) without further action on the part of the Lessor.

     (d) The Lessor agrees that, until the Final Collection Date, it will hold in trust for the benefit of the Concurrent Lessee the Lease Rights relating to the Designated Eligible Leases, and the parties hereby confirm that beneficial ownership of the Lease Rights relating to the Designated Eligible Leases shall be vested in the Concurrent Lessee for the term of the concurrent lease of the Equipment subject to the Designated Eligible Leases, such term to be determined in accordance with Section 2.01(c), to be dealt with by the Concurrent Lessee in accordance with the terms of this Agreement and each Designated Eligible Lease. The Lessor hereby irrevocably appoints and constitutes any officer of the Administrative Agent its true and lawful attorney, with full power of substitution, after the Termination Date, to execute and deliver in the name of the Lessor all such deeds, documents and other instruments that the Administrative Agent considers necessary or expedient in the course of the exercise or performance by the Concurrent Lessee of any of the Lease Rights relating to Designated Eligible Leases.

     (e) If at any time the Concurrent Lessee, the Administrative Agent or the Lessor determines that as at the Cut-off Date in respect of the Initial Equipment Schedule or as at the relevant Subsequent Cut-off Date with respect to any Supplemental Equipment Schedule the aggregate Finance Balance of the Designated Eligible Leases listed on the applicable Equipment Schedule was less than the amount of the aggregate Finance Balance set out in such Equipment Schedule (such difference being the "Deficiency"), the Lessor shall on the second Business Day following the date of such determination pay to the Concurrent Lessee, as a refund of a portion of the Prepaid Rent, an amount equal to 1/1.0985 of the Deficiency, or, as a refund of any periodic rent paid pursuant to Section 2.02(a), an amount equal to the amount of applicable periodic rent paid in respect of the Deficiency (in either case, such amount shall result in a corresponding deduction in the Program Amount). To the extent that the aggregate Finance Balance of such Designated Eligible Leases was greater than the aggregate Finance Balance set out in the applicable Equipment Schedule (such difference being the "Excess"), the Concurrent Lessee shall have the option of (i) on the first Settlement Date following the date of such determination paying to the Lessor an amount equal to 1/1.0985 of the Excess on account of Prepaid Rent for such Designated Eligible Leases, or, of paying the applicable periodic rent payable in respect of the Excess or (ii) immediately terminating the concurrent lease of sufficient items of Equipment which are subject to such Designated Eligible Leases so as to eliminate the need for a payment in respect of all or a substantial portion of the Excess (any Excess not completely eliminated would be dealt with in accordance with (i) above). For greater certainty, upon termination of the concurrent lease of Equipment pursuant to this Section 2.01(e), the Concurrent Lessee shall surrender, assign and transfer to the Lessor and the Lessor shall accept the transfer of all right, title and interest of the Concurrent Lessee in the Lease Rights under the Designated Eligible Leases relating to such Equipment and the Lessor shall release the Concurrent Lessee from all of its remaining obligations hereunder with respect to such Equipment relating to such Leases.

SECTION 2.2    RENT FOR CONCURRENT LEASE
               -------------------------

     (a) The aggregate rent payable hereunder by the Concurrent Lessee to the Lessor for Equipment included within a Lease Tranche and concurrently leased hereunder shall be equal to the aggregate of all regularly scheduled rental payments required to be made during the Term of all Designated Eligible Leases relating to such Equipment included within the Lease Tranche and shall, subject to Section 2.02(b), be payable at the same time as the regularly scheduled rental payments are due under such Designated Eligible Leases.

     (b) The Lessor acknowledges and agrees that the Concurrent Lessee may satisfy its obligations to pay the periodic rental payments required under
Section 2.02(a) by: (i) prepaying a portion of such periodic rental payments, which amount shall be determined separately with respect to the Equipment included in each Lease Tranche, by making a prepayment of rent by way of certified cheque or wire transfer (the "Prepaid Rent") to the Lessor on the 8th Business Day (or such other day as may be agreed to by the Lessor and the Concurrent Lessee) following receipt of the Initial Equipment Schedule (the "Initial Prepayment Date") and on the 8th Business Day (or such other day as may be agreed to by the Lessor and the Concurrent Lessee) following receipt of a Supplemental Equipment Schedule (a "Subsequent Prepayment Date") equal to 1/1.0985 of the aggregate Finance Balance of the Designated Eligible Leases in the applicable Lease Tranche; and (ii) paying Deferred Rent in the manner and at the times required by Section 2.03 and 2.04.

SECTION 2.3    SETTLEMENT PROCEDURES
               ---------------------

     (a) Subject to the next following sentence, from and including the day following the Relevant Cut-off Date, and on each day thereafter, the Collector shall hold for the account of the Concurrent Lessee, the Collections of Designated Eligible Leases received on each day. On the Business Day immediately following the date on which a Non-Commingling Event occurs and is continuing, the Concurrent Lessee or, at the direction of the Concurrent Lessee and the Rating Agencies, the Collector shall establish an account in the name of the Concurrent Lessee (the "General Account") and until such time as there is no Non-Commingling Event continuing, the Collector shall deposit to, unless otherwise agreed to by the Concurrent Lessee, the General Account within two Business Days of receipt (or such other period as may be agreed to by the Concurrent Lessee and the Rating Agencies) all Collections of Designated Eligible Leases received by the Collector in respect of each Settlement Period less an amount set forth in Section 2.03(b)(v) which amount shall forthwith be paid to the Lessor.

     (b) On each Settlement Date, the Collector is hereby authorized and directed by the Concurrent Lessee to cause to be transferred from the General Account or otherwise to the Concurrent Lessee's Account the amount, if any, by which the sum of:

     (i) the amount of the Collections received with respect to the Designated Eligible Leases in the immediately preceding Settlement Period (including, without limitation, any amount received pursuant to Sections 2.06 and 2.07) and any other Collections received with respect to the Designated Eligible Leases relating to any prior Settlement Period;

     (ii) any amounts payable to the Concurrent Lessee pursuant to Sections 2.08, 2.13, 7.02, 9.01, 9.02, 10.05 and 10.09 since the last
           Settlement Date or, with respect to the first Settlement Date, since the Cut-off Date;

     (iii) any other amount received by the Collector since the last Settlement Date or, with respect to the first Settlement Date, since the Cut-off Date in payment of any other amount payable hereunder and not otherwise referred to in (i) or (ii) above; and

     (iv)  any amount remaining in the General Account,

     exceeds:

     (v) any amount in respect of any asserted set-off, reduction or cancellation by a Lessee received by the Collector from the Lessor or deposited by the Lessor to the Concurrent Lessee's Account in accordance with Section 2.07 for which the Lessee has been found, during the immediately preceding Settlement Period, to be liable.

           For greater certainty, in no event shall the Collector transfer amounts into the Concurrent Lessee's Account more than once in respect of the same item of Collections or be permitted to deduct more than once amounts in respect of any items of set-off referred to above.

     (c) From the amounts available in the Concurrent Lessee's Account (including any interest received on amounts held therein) following the deposits thereto contemplated in Section 2.03(b), the Concurrent Lessee shall on each Settlement Date, in the following order of priority:

     (i) to the extent that the Collector has deposited any applicable amount to the Concurrent Lessee's Account in respect of amounts payable by the Lessor in accordance with Sections 9.01, and 10.05, pay such amount to the applicable party;

     (ii) pay any costs, fees, expenses or damages or other amounts incurred by the Concurrent Lessee as a result of a default by the Lessor under any Hedging Agreement entered into in connection with a Lease Tranche;

     (iii) pay the amount of any Collector Fee then payable;

     (iv) pay to the Lessor in respect of Deferred Rent, if any, an amount equal to the excess, if any, of:

           (A) the positive difference if any between the aggregate Unearned Finance determined on the last day of the Settlement Period prior to such Settlement Period and the aggregate Unearned Finance determined on the last day of such Settlement Period, in respect of Designated Eligible Leases, over

           (B) the Concurrent Lessee's Funding Cost during such Settlement Period plus 1.95% of the Aggregate Finance Balance;

     (v) transfer to any other account of the Concurrent Lessee an amount equal to the Concurrent Lessee's Funding Cost for the then current Settlement Period;

     (vi)  transfer to any other account of the Concurrent Lessee:

           (1) on each Settlement Date prior to the first Settlement Date after the occurrence of a Lock-Up Event, an amount equal to the amount by which (X) the Program Amount (determined without reference to this section) exceeds the positive difference, if any, between
               (Y) the aggregate Finance Balance of the Lease Portfolio
               (excluding

               Designated Eligible Leases that are Defaulted Leases) as at the end of the immediately preceding Settlement Period, and (Z) the Required Reserve at such time; and

            (2) on the first Settlement Date after the occurrence of a Lock-Up
                Event and on each Settlement Date thereafter, an amount equal to the lesser of (X) the Program Amount at such time, and (Y) the aggregate of the remaining balance in the Concurrent Lessee's Account and the available balance of the Deferred Rental Account each as at such time, and, in each case, the Program Amount shall be reduced by the amount so transferred;

     (vii) pay all expenses incurred by the Collector on behalf of the Concurrent Lessee related to the enforcement of the Concurrent Lessee's rights in respect of the Designated Eligible Leases or advice with respect thereto;

     (viii) pay the amount of any Adverse Claim upon Equipment subject to Designated Eligible Leases or upon the interest of the Concurrent Lessee in Designated Eligible Leases; and

     (ix) transfer to any other account of the Concurrent Lessee an amount equal to any other reasonable expenses incurred in respect of the Lessor by the Concurrent Lessee or by the Administrative Agent on behalf of the Concurrent Lessee;

provided that where the available balance in the Concurrent Lessee's Account on any Settlement Date is less than the sum of the amounts referred to in (i) through (ix) above, the Lessor hereby irrevocably directs that, as a refund of a portion of Deferred Rent, if any, an amount equal to the lesser of:

     (x)    the amount of such shortfall; and

     (y)    the then available balance in the Deferred Rental Account;

shall be transferred by the Concurrent Lessee from the Deferred Rental Account to the Concurrent Lessee's Account and shall be distributed in accordance with this Section 2.03(c).

     (d) Any amounts then remaining in the Concurrent Lessee's Account on each Settlement Date following all transfers or payments made as herein above provided in this Section 2.03 shall be paid to the Lessor by transfer to the Deferred Rental Account and allocated in accordance with Section 2.04.

SECTION 2.4    DEFERRED RENTAL ACCOUNT
               -----------------------

     (a) The Lessor hereby irrevocably directs that on each Settlement Date, the then available balance in the Deferred Rental Account (including interest received on amounts held therein), after making the transfers and adjustments required by Sections 2.03(c) and 2.03(d), shall be held in trust by the Concurrent Lessee for the benefit of the Lessor. The Lessor hereby grants in favour of the Concurrent Lessee a security interest in the Deferred Rental Account for the purposes of securing the obligations of the Lessor with respect to the payments set forth herein. Such available balance shall be applied by the Concurrent Lessee in the following priority:

     (i) to transfer to any account of the Concurrent Lessee the amount by which the Program Amount at such time exceeds the positive difference, if any, between (X) the aggregate Finance Balance of the Lease Portfolio (excluding any Designated Eligible Leases that are Defaulted Leases) as at the end of the immediately preceding Settlement Period and (Y) the Required Reserve at such time, and the Program Amount shall be reduced by the amount so transferred with such amount being paid as a refund of a portion of the Deferred Rent, if any;

     (ii) to ensure that there is held in the Deferred Rental Account an aggregate amount equal to the Required Deferred Rental Account Balance;

     (iii) to make any payment otherwise due and unpaid from the Lessor hereunder; and

     (iv) to release to the Lessor as a payment in respect of Deferred Rent, if any, any amount then available in the Deferred Rental Account after giving effect to the applications described in (i) through (iii) above.

     (b) On the Final Collection Date, any balance remaining in the Deferred Rental Account shall be released by the Concurrent Lessee to the Lessor in full satisfaction of all amounts owing in respect of Deferred Rent, if any, and the Concurrent Lessee shall have no further obligations in respect of Deferred Rent.

SECTION 2.5    CONCURRENT LESSEE'S CAPITAL
               ---------------------------

     (a) The Concurrent Lessee shall finance Prepaid Rent by incurring Concurrent Lessee's Indebtedness to raise capital.

     (b) Prior to 12:00 noon (Toronto time) on the last Business Day of each Settlement Period, the Administrative Agent shall notify the Lessor in writing of the Discount Rate for the current Settlement Period for the purpose of determining the

Concurrent Lessee's Funding Cost. Such notified Discount Rate shall be equal to the sum of (i) the Concurrent Lessee's estimate of the weighted average capital cost (which capital cost shall, for greater certainty, take into account the cost of the Concurrent Lessee's Indebtedness, drawings made under the Liquidity Agreement and payments or receipts from Hedging Agreements entered into in respect of the Lease Tranche) for such Settlement Period, together with any adjustments determined by the Concurrent Lessee to be necessary by reason of the difference between (x) the actual weighted average capital cost of the Concurrent Lessee for the immediately preceding Settlement Period, and (y) the estimated weighted average capital cost of the Concurrent Lessee for such immediately preceding Settlement Period and (ii) the percentage specified in the relevant Equipment Schedule as the "Program Fee Rate".

     (c) The cost of borrowings under the Liquidity Agreement shall be equal to the 30-day bankers' acceptance rate quoted from time to time by The Toronto-Dominion Bank plus 0.50%.

     (d) The Concurrent Lessee shall provide the Lessor with information with respect to the Concurrent Lessee's Indebtedness as such information is available in hard copy or that may be produced from available databases with existing software of the Concurrent Lessee as the Lessor may reasonably request.

SECTION 2.6    CLEAN-UP PROVISION
               ------------------

          The concurrent lease by the Lessor to the Concurrent Lessee under this Agreement of the Equipment subject to an outstanding Designated Eligible Lease may be terminated, at the election of either the Lessor or the Concurrent Lessee, at any time when the Program Amount is less than or equal to 10% of the largest Program Amount incurred up to such time, and the Lessor shall pay to the Concurrent Lessee, as consideration for the economic loss sustained by the Concurrent Lessee as a consequence of such termination, an amount equal to the Aggregate Finance Balance and any amounts owing hereunder, which amount shall be transferred to the Concurrent Lessee's Account to be disbursed in accordance with Section 2.03. For greater certainty, on such termination, the Concurrent Lessee shall surrender, assign and transfer to the Lessor and the Lessor shall accept the transfer of all right, title and interest of the Concurrent Lessee in the Lease Rights under the Designated Eligible Leases relating to such Equipment and the Lessor shall release the Concurrent Lessee from all of its remaining obligations hereunder.

SECTION 2.7    DEEMED COLLECTIONS
               ------------------

     (a) If on any day prior to the Final Collection Date, the balance of the remaining Designated Lease Receivables of any Designated Eligible Lease is either (a) reduced as a result of any adjustment by the Lessor or (b) reduced or cancelled as a result of a set-off in respect of any claim by the Lessee thereof against the Collector (whether such claim arises out of the same or a related transaction or an unrelated transaction), the Lessor shall be deemed to have received on such day a Collection under such Designated Eligible Lease in the amount of such reduction or cancellation and shall, on or before the first Settlement Date following such day, remit such amount to the Collector for deposit to the General Account or the Concurrent Lessee's Account, as applicable, for payment to the Concurrent Lessee in accordance with Section 2.03.

     (b) If on any day prior to the Final Collection Date, any of the representations or warranties in Section 4.01(xi) is no longer true with respect to a Designated Eligible Lease or the Lessor or the Concurrent Lessee determines that there is an Adverse Claim in respect of any Designated Eligible Lease or the Equipment subject thereto which the Lessor does not cause to be removed immediately, the Lessor shall be deemed to have received on such day a Collection of such Designated Eligible Lease in full equal to the Finance Balance plus an amount equal to the portion of the Unearned Finance attributed to such Designated Eligible Lease for the Settlement Period in which such day occurred, the concurrent lease of the Equipment subject to such Designated Eligible Lease shall be terminated and the Lessor shall, on or before the first Settlement Date following such day, remit such amount to the Collector for deposit to the General Account or Concurrent Lessee's Account, as applicable, for payment to the Concurrent Lessee in accordance with Section 2.03.

     (c) Upon the termination of any Lease which is a Designated Eligible Lease for any reason whatsoever, including default by the Lessee under such Lease or in conjunction with the exercise by the Lessee of an option or other right to purchase or otherwise acquire the Equipment subject thereto or in conjunction with the trade in of Equipment and the leasing of new Equipment by a Lessee, the Concurrent Lessee may elect to terminate the concurrent lease of such Equipment pursuant hereto and the Lessor shall pay to the Concurrent Lessee, as consideration for the economic loss sustained by the Concurrent Lessee as a consequence of such termination on the first Settlement Date following such termination, an amount equal to the lesser of (A) the Finance Balance of such Designated Eligible Lease plus an amount equal to the amount of Unearned Finance attributed to such Designated Eligible Lease for the Settlement Period in which such termination occurred up to the date on which such termination occurred, and
(B) the aggregate of the Concurrent Lessee's pro rata share of Net Proceeds of such Equipment as determined in accordance with Section 2.08(d) and any amounts received or to be received by the Collector from or on behalf of the Lessee in respect of such termination, provided that, if the amount in (B) has not yet been determined, the Lessor shall, on or before the first Settlement Date following such termination, remit the amount referred to in (A) to the Collector for deposit to the General Account or the Concurrent Lessee's Account, as applicable, for payment to the Concurrent Lessee in accordance with Section 2.03 and upon the determination by the

Lessor of the amount referred to in (B) the appropriate adjustments shall be made on the next Settlement Date following such determination. Effective upon receipt of the prepaid rent referred to in Section 2.02, the Lessor grants to the Concurrent Lessee a continuing security interest in the Equipment for the purpose of securing the Lessor's obligations under this Section 2.07(c).

     (d) For greater certainty, upon termination of the concurrent lease of Equipment pursuant to Section 2.07(b) or (c), the Concurrent Lessee shall surrender, assign and transfer to the Lessor and the Lessor shall accept the transfer of all right, title and interest of the Concurrent Lessee in the Lease Rights under the Designated Eligible Lease relating to such Equipment and the Lessor shall release the Concurrent Lessee from all of its remaining obligations hereunder with respect to such Equipment relating to such Lease. If the concurrent lease of the Equipment pursuant hereto is terminated in conjunction with the exercise by the Lessee of an option or other right to purchase or otherwise acquire the Equipment and the Concurrent Lessee has surrendered its rights hereunder in respect of the Equipment to the Lessor as aforesaid, the Lessor shall assume all of the Concurrent Lessee's obligations under the related Lease to sell the Equipment to the Lessee.

SECTION 2.8    PAYMENTS AND COMPUTATIONS, ETC.
               -------------------------------

     (a) All amounts to be paid or deposited by the Lessor, Sub-Collector, the Performance Guarantor or the Collector to the Concurrent Lessee will be paid or deposited no later than 2:00 p.m. (Toronto time) on the day when due in accordance with the terms hereof in same day funds to the applicable account as required hereunder.

     (b) The Lessor shall pay to the Concurrent Lessee interest (both before and after default and judgment, with interest on overdue interest at the same rate) on all amounts not paid or deposited when due hereunder (whether owing by the Lessor on its own behalf or in its capacity as Collector) at a rate equal to the Prime Rate plus 1% per annum, payable on demand. Such interest shall be paid by the Lessor to the Collector for deposit to the Concurrent Lessee's Account on the next Settlement Date. The yearly rate of interest for any day to which the Prime Rate is applicable is the rate so determined multiplied by the actual number of days in that year and divided by 365 or 366, as the case may be. Interest rate charges will be effective for interest computation periods from the date on which the Prime Rate changes and the Lessor and the Concurrent Lessee will be bound by any and all changes of the Prime Rate with or without notice thereof.

     (c) The Lessor shall, on its own behalf or in its capacity as Collector, make all payments required to be made by it hereunder without deduction (other than for applicable taxes or as otherwise authorized hereunder), regardless of any defence or counterclaim (whether based on any law, rule or policy now or hereafter issued or enacted by an government authority or regulatory body), except as contemplated hereunder.

     (d) At any time the Concurrent Lessee is entitled under this Agreement to Net Proceeds with respect to a Designated Eligible Lease, the Concurrent Lessee shall be entitled to the portion of such Net Proceeds that the Finance Balance of such Designated Eligible Lease represents of the aggregate of the Finance Balance and the Residual Balance of such Designated Eligible Lease as at such time, and the Lessor shall be entitled to the remainder of such Net Proceeds.

SECTION 2.9    ALLOCATION OF COLLECTIONS
               -------------------------

          Except as otherwise required by law, if the Collector, after using its reasonable efforts, cannot determine the proper allocation of any non-directed payments made by a Lessee in respect of any indebtedness owed by it to the Lessor, such amounts shall be allocated by the Collector consistent with the practices of the Lessor existing as at the Cut-off Date as set out in the Credit and Collection Policy or as otherwise mutually agreed to by the Lessor and the Concurrent Lessee.

SECTION 2.10   REPORTING
               ---------

     (a) On or before the twelfth Business Day of each month, the Collector shall, with all necessary co-operation of the Lessor, if the Lessor is not the Collector, prepare and deliver to the Concurrent Lessee:

          (i) a Lease Portfolio and Compliance Report relating to the Designated Eligible Leases as of the close of business of the Collector on the last day of the most recently completed Settlement Period; and

          (ii) if requested by the Administrative Agent, a listing by Lessee of the Finance Balance of the Equipment as of such last day, determined in accordance with the Lessor's customary practice.

     (b) The Lessor shall provide the Concurrent Lessee with such other Records that are available in hard copy or that may be produced from available databases with existing software of the Lessor as the Concurrent Lessee may reasonably request.

     (c) The Concurrent Lessee shall on or before each Settlement Date provide the Lessor with written notice detailing any expenses which are required to be paid to the Concurrent Lessee pursuant to Sections
2.03(c)(ii),(iii),(vii),(viii) and (ix) and any interest earned on the Deferred Rental Account.

SECTION 2.11   FEES
               ----

     (a) The Lessor shall, promptly after the Initial Prepayment Date, pay all legal expenses (including fees, disbursements and taxes) incurred by TD Securities Inc. on behalf of the Concurrent Lessee in connection with the preparation and entering into of this Agreement by the Concurrent Lessee.

     (b) The Lessor shall, promptly after each Subsequent Prepayment Date, pay all legal expenses (including fees, disbursements and taxes) incurred by TD Securities Inc. on behalf of the Concurrent Lessee in connection with the preparation and entering into of the related Equipment Schedule.

     (c) The Lessor shall pay to the Concurrent Lessee a fee (the "Program Fee") in respect of each Settlement Period prior to the Final Collection Date in an amount equal to (i) the product of the number of days in such Settlement Period multiplied by a program fee rate agreed to by the parties for such Settlement Period, (ii) divided by 365 or 366, as the case may be, and (iii) multiplied by the daily weighted average of the Program Amount outstanding during such Settlement Period. The Program Fee for a Settlement Period shall be incorporated in the Concurrent Lessee's Funding Cost and shall be paid pursuant to Section 2.03(c)(v).

     (d) In the event that the Lessor is not the Collector, the Lessor shall pay to the Concurrent Lessee, on the last day of each Settlement Period for such Settlement Period for payment to the Concurrent Lessee in accordance with
Section 2.03(c)(iii), an amount equal to the Collector Fee required to be paid by the Concurrent Lessee for such Settlement Period.

SECTION 2.12   FURTHER ACTION TO PROTECT DESIGNATED ELIGIBLE LEASES
               ----------------------------------------------------

     (a) The Lessor shall, from time to time at its expense, promptly execute and deliver all instruments and documents and take all action that the Concurrent Lessee may reasonably request, in order to perfect, protect or more fully evidence (i) the Concurrent Lessee's interest in, inter alia, the Designated Eligible Leases and the Lease Rights relating thereto, and (ii) the Concurrent Lessee's security interest in and to the Deferred Rental Account, or to enable the Concurrent Lessee to exercise or enforce, inter alia, any of its rights hereunder or thereunder (other than any registrations required to perfect the Lessor's interest under particular Leases). Without limiting the generality of the foregoing, and for greater certainty, the Lessor shall, at the request of the Concurrent Lessee, hypothecate the Deferred Rental Account in favour of the Concurrent Lessee.

     (b) Upon any termination of the concurrent lease hereunder with respect to Equipment and upon the occurrence of the Final Collection Date, the Concurrent Lessee shall, from time to time at the Lessor's expense, promptly execute and deliver all instruments and documents and take all action that the Lessor may reasonably request, in order to perfect, protect or more fully evidence the Lessor's interest in, inter alia, the Leases, and to enable the Lessor to exercise or enforce, inter alia, any of its rights hereunder or thereunder (other than any registrations required to perfect the Lessor's interest under particular Leases). Without limiting the generality of the foregoing, and for greater certainty, upon any such termination of the concurrent lease hereunder with respect to Equipment, the Concurrent Lessee shall assign to the Lessor all right, title and interest of the Concurrent Lessee in the related Designated Eligible Leases and the Lease Rights relating thereto and upon the request of and at the expense of the Lessor, cancel and discharge any of the security constituted by this Agreement and execute such instruments as are reasonably required by the Lessor for that purpose.

SECTION 2.13   INELIGIBLE LEASES
               -----------------

          If, at any time after any Relevant Cut-off Date, the Administrative Agent, the Concurrent Lessee or the Lessor determines that, on such Relevant Cut-off Date, any Lease designated as a Designated Eligible Lease was not an Eligible Lease (for the purposes of this Section 2.13, an "Ineligible Lease"), the Administrative Agent, the Concurrent Lessee or the Lessor, as the case may be, shall forthwith notify the other parties of such ineligibility and within two Business Days of receipt of such notice (or on the date of notification, if a Significant Event has occurred and is continuing), the Concurrent Lessee shall terminate the concurrent lease of the Equipment relating to such Designated Eligible Lease and the Lessor shall pay to the Collector, for deposit to the Concurrent Lessee's Account or the General Account, as applicable, to be paid to the Concurrent Lessee in accordance with Section 2.03, as consideration for the economic loss sustained by the Concurrent Lessee as a consequence of such termination, an amount equal to the Finance Balance of such Ineligible Lease plus the Unearned Finance attributed to such Ineligible Lease for the Settlement Period in which the termination occurred. For greater certainty, upon such termination of the concurrent lease of the Equipment relating to such Ineligible Lease, the Concurrent Lessee shall surrender, assign and transfer to the Lessor and the Lessor shall accept the transfer of all right, title and interest of the Concurrent Lessee in the Ineligible Lease and Lease Rights relating thereto, the Lessor shall assume all of the Concurrent Lessee's obligations under such Ineligible Lease and the Lessor shall release the Concurrent Lessee from all of its remaining obligations hereunder with respect to such Equipment relating to such Ineligible Lease. It is also hereby acknowledged that a Lease shall cease to be an Ineligible Lease by reference to paragraph (xiv) of the definition of "Eligible Lease" if, after taking into account any transactions under this
Section 2.13, the outstanding Finance Balance of such Lease, when added to the remaining outstanding Finance Balance of all other Leases to the same Lessee and any Affiliated Lessee, no longer exceeds the Concentration Limit.

SECTION 2.14   SALES TAXES
               -----------

     (a) Unless otherwise specified herein or in any other agreement between the parties hereto, all amounts and payments referred to herein are exclusive of any Sales Taxes, which are or may become exigible in connection with any transactions performed in accordance with the terms of this Agreement.

     (b) Subject to Section 2.14(c), the payor of any particular payment hereunder (the "Particular Payment") shall be liable and shall pay to the payee on the date on which the Particular Payment becomes payable, in addition to the Particular Payment, any Sales Taxes properly payable by the payor and collectible by the payee upon or in connection with the Particular Payment.

     (c) The Lessor shall fund and remit to Revenue Canada (Customs and Excise), or other applicable taxing authority, the amount of any tax payable by the Concurrent Lessee under the Excise Tax Act (Canada) and any tax payable under the An Act Respecting Quebec Sales Tax (Quebec) and any similar goods and services or value added tax which may, now or in the future, be imposed by any governmental authority in respect of any Prepaid Rent. The Concurrent Lessee agrees to apply in a timely manner for the applicable GST, HST and QST input tax credits or input tax reimbursements and to pay to the Lessor, forthwith upon receipt thereof, such input tax credits or input tax reimbursements, in respect of the GST, HST or QST, as applicable, payable by the Concurrent Lessee and remitted by the Lessor.

     (d) Any tax payable by the Concurrent Lessee to the Lessor under the Excise Tax Act (Canada) or An Act Respecting Quebec Sales Tax (Quebec) in respect of any Particular Payment, other than Prepaid Rent, shall be paid by the Collector, on behalf of the Concurrent Lessee, to the Lessor.

     (e) The Collector shall collect, account for and remit all taxes payable under the Excise Tax Act (Canada) and An Act Respecting Quebec Sales Tax by Lessees in respect of the Equipment. In connection therewith and to the extent required, the Collector and the Concurrent Lessee agree to execute elections under subsection 177(1.1) of the Excise Tax Act (Canada) and section 41.0.1 of An Act Respecting Quebec Sales Tax. Any such election shall remain in effect until terminated by the Lessor and the Concurrent Lessee.

     (f) The Collector shall collect from Lessees all PST payable by the Lessees in respect of the Equipment in any particular tax reporting period prescribed by the relevant taxation authority. Except where a request is made under Section 5.01(xix), the Collector shall remit to the Concurrent Lessee all such taxes required to be collected in respect of a particular tax reporting period no later than five business days prior to the day on which such taxes must be remitted to the relevant taxation authority.

     (g) The Collector shall prepare and issue to the Concurrent Lessee certificates itemizing, and attesting to, all Sales Taxes collected and accounted for in respect of the particular tax reporting period for each taxing jurisdiction. In the case of PST, the certificates shall accompany the remittance referred to in Section 2.14(f) above. In the case of GST, HST and QST, the certificates shall be forwarded to the Concurrent Lessee no later than fifteen days following the date on which returns itemizing the collection of such taxes are forwarded to the Department of National Revenue or Revenue Quebec, as applicable.

     (h) The Concurrent Lessee may, at its option, appoint the Lessor as its agent or mandatary for the purpose of making supplies of the Equipment to the extent required to permit the Lessor to account for GST, HST and QST on such supplies in the manner contemplated by subsection 177(1.1) of the Excise Tax Act (Canada) and section 41.0.1 of An Act Respecting Quebec Sales Tax. Any such appointment shall be made in writing and shall remain in force until revoked by the Concurrent Lessee.

SECTION 2.15   TERMINATION OF THE CONCURRENT LEASE
               ------------------------------------

          Except as provided herein, the Lessor shall not be entitled to terminate this Agreement with respect to Equipment subject to any Designated Eligible Leases.

SECTION 2.16   PERMITTED INVESTMENTS
               ---------------------

          Subject to Section 2.04(a), the balance available in the Deferred Rental Account shall be invested in Permitted Investments by the Concurrent Lessee. If any General Account shall be established, the balance available in such General Account shall be invested in Permitted Investments by the Collector as may be directed by the Concurrent Lessee. The Concurrent Lessee shall maintain and direct the Collector to maintain a portion of the aggregate balances in such accounts equal to the amount due and payable by the Lessor on the next following Settlement Date in Permitted Investments which mature no later than such Settlement Date. The Concurrent Lessee shall, upon the request of the Lessor, advise the Lessor of the Permitted Investments in which such balances are invested.

                                   ARTICLE 3

                              CONDITIONS OF LEASE

SECTION 3.1    CONDITIONS PRECEDENT TO CONCURRENT LEASE UNDER INITIAL EQUIPMENT
               ----------------------------------------------------------------
               SCHEDULE
               --------

               The concurrent leasing hereunder of Equipment subject to the Designated Eligible Leases described in the Initial Equipment Schedule is subject to the condition precedent that the Concurrent Lessee shall have received on or before the Initial Prepayment Date the following, in form and substance satisfactory to the Concurrent Lessee, unless any condition or conditions are waived in writing by the Concurrent Lessee:

     (i) certified copies of all necessary corporate authorizations of the Lessor, IKON Capital and the Performance Guarantor to authorize the execution, delivery and performance of this Agreement and of the transactions contemplated hereby;

     (ii) certificates of the Lessor, IKON Capital and the Performance Guarantor as to the names and true signatures of the officers authorized to sign this Agreement and all other documents to be delivered hereunder on its behalf on which certificates the Concurrent Lessee shall be entitled to conclusively rely in respect of each Lease Tranche until such time as the Concurrent Lessee receives from the Lessor, IKON Capital or the Performance Guarantor, as the case may be, a replacement certificate meeting the requirements of this Section 3.01(ii);

     (iii) certified copies of the constating documents and by-laws of the Lessor, IKON Capital and the Performance Guarantor;

     (iv) a certificate of status, of good standing or of compliance, as appropriate, with respect to each of the Lessor, IKON Capital and the Performance Guarantor issued by their respective jurisdictions of incorporation and in respect of the Lessor by each jurisdiction in which the registrations referred to in
               Section 3.01(v) have been made;

     (v) copies of proper financing statements, with the registration date, time and number stamped thereon dated a date on or prior to the Initial Prepayment Date, naming the Lessor as debtor and the Concurrent Lessee as secured party or other similar registration, instruments or documents, as may be necessary or in the opinion of the Concurrent Lessee desirable under all relevant personal property security legislation or any comparable law in Canada to reflect the Concurrent Lessee's interest in Equipment, subject to all Designated Eligible Leases, and leased hereunder and in all other Lease Rights relating thereto;

     (vi) executed copies of all discharges, releases or subordinations if any, necessary to discharge, release or subordinate all security interests and all other rights or interests of any person in the Designated Eligible Leases or Equipment leased thereunder previously granted by the Lessor and copies of the relevant financing change statements or other appropriate discharge or subordination instruments with the registration date, time and number stamped thereon;

     (vii)     an executed copy of this Agreement;

     (viii) an executed copy of the Initial Equipment Schedule which has been accepted by the Concurrent Lessee pursuant to Section 2.01(b);

     (ix) certificates of the Lessor, IKON Capital and the Performance Guarantor (i) that the representations and warranties set out in
               Section 4.01 or 4.02, as applicable, are true and correct, (ii) that no event has occurred and is continuing which constitutes a Lock-Up Event, (iii) that no event has occurred and is continuing, or would result from the leasing of the Equipment set out in the Initial Equipment Schedule, which would constitute a Significant Event or would constitute a Significant Event but for the requirement that notice be given or time elapse or both, and
               (iv) as to such other matters as the Concurrent Lessee may reasonably request;

     (x) favourable opinions of counsel for the Lessor and IKON Capital and counsel for the Performance Guarantor in substantially the form of Schedules D and D-1, respectively, and as to such other matters as the Concurrent Lessee may reasonably request;

     (xi) a favourable opinion of Messrs. McCarthy Tetrault, counsel for the Concurrent Lessee, as to such matters as the Concurrent Lessee may reasonably request;

     (xii) a certificate showing the Concurrent Lessee as an additional loss payee and a named insured in respect of (i) all risk property damage insurance held by the Lessor, if any, in respect of the Equipment subject to Designated Eligible Leases in an amount not less than the Finance Balance thereof and (ii) public liability insurance in an amount of not less than $2,000,000 per occurrence;

     (xiii) an executed copy of the confirmation confirming any Hedging Agreement entered into by the Concurrent Lessee and the Lessor with respect to the Initial Equipment Schedule, together with any fee payable by the Concurrent

               Lessee or the Lessor on the Initial Prepayment Date in connection with such Hedging Agreement;

     (xiv)     an executed copy of the Indemnification Agreement; and

     (xv) the written consent of the Rating Agencies to such concurrent lease and such other approvals, opinions or documents as the Concurrent Lessee may reasonably request.

SECTION 3.2    CONDITIONS PRECEDENT TO CONCURRENT LEASE UNDER SUPPLEMENTAL
               -----------------------------------------------------------
               EQUIPMENT SCHEDULES
               -------------------

               The concurrent leasing hereunder of Equipment subject to Designated Eligible Leases described in all Supplemental Equipment Schedules, is subject to the conditions precedent that the Concurrent Lessee shall have received on or before the relevant Subsequent Prepayment Date with respect to each such Supplemental Equipment Schedule the following, in form and substance satisfactory to the Concurrent Lessee unless any condition or conditions are waived in writing by the Concurrent Lessee and the Rating Agencies:

     (i) an executed copy of the Supplemental Equipment Schedule which has been accepted by the Concurrent Lessee pursuant to Section 2.01(b);

     (ii) certificates of the Lessor, IKON Capital and the Performance Guarantor (i) that the representations and warranties set out in
               Section 4.01 or 4.02, as applicable, are true and correct, (ii) that no event has occurred and is continuing which constitutes a Lock-Up Event, (iii) that no event has occurred and is continuing, or would result from the leasing of the Equipment set out in the relevant Supplemental Equipment Schedule, which constitutes a Significant Event or would constitute a Significant Event but for the requirement that notice be given or time elapse or both, (iv) there are no changes in its constating documents (or disclosing same), and (v) as to such other matters as the Concurrent Lessee may reasonably request;

     (iii) such registrations, instruments or documents, as may be necessary or, in the opinion of the Concurrent Lessee, desirable under all personal property security legislation or comparable law in Canada to reflect the Concurrent Lessee's interest in the Equipment subject to all Designated Eligible Leases and concurrently leased hereunder and in all other Lease Rights relating thereto;

     (iv) executed copies of all discharges, releases or subordinations, if any, necessary to discharge, release or subordinate all security interests and all other rights or interests of any person in the Designated Eligible Leases or Equipment leased thereunder previously granted by the Lessor and copies of the relevant financing change statements or other appropriate discharge or subordination instruments with the registration date, time and number stamped thereon;

     (v) all fees due and payable hereunder by the Lessor shall have been paid;

     (vi) confirmation that the Additional Lease Termination Date has not occurred;

     (vii) the written consent of the Rating Agencies to such concurrent lease, if necessary; and

     (viii) such other approvals, opinions or documents as the Concurrent Lessee may reasonably request.

                                   ARTICLE 4

                        REPRESENTATIONS AND WARRANTIES

SECTION 4.1    REPRESENTATIONS AND WARRANTIES OF THE LESSOR
               --------------------------------------------

               The Lessor hereby represents and warrants to the Concurrent Lessee on a continuous basis (unless otherwise indicated in the applicable representation and warranty to be made as at a particular point in time) as follows:

     (i) it is a corporation validly existing under the laws of its jurisdiction of incorporation and is duly qualified to do business in every jurisdiction where failure to be so qualified would adversely affect the collectibility of the Designated Lease Receivables and the other Lease Rights related to the Designated Eligible Leases;

     (ii) the execution, delivery and performance by it of this Agreement, the Initial Equipment Schedule, or any Supplemental Equipment Schedule and the other documents delivered by it hereunder and the transactions contemplated hereby and thereby are within its corporate powers, have been duly authorized by all necessary corporate action, do not contravene:

               (1)  its constating documents or by-laws;

               (2)  any law, rule or regulation applicable to it;

               (3) any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other agreement or instrument binding upon it or affecting its property which is of a material nature; or

               (4) any order, writ, judgment, award, injunction or decree binding on it or affecting its property which is of a material nature;

               and do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties other than with respect hereto;

     (iii) as at the Cut-off Date with respect to the Initial Equipment Schedule and as at the relevant Subsequent Cut-off Date with respect to a Supplemental Equipment Schedule, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by it of this Agreement, the Initial Equipment Schedule or any Supplemental Equipment Schedule or the other documents delivered by it hereunder, except for such notices or filings that are required to reflect the Concurrent Lessee's interest in the Equipment which is the subject of all Designated Eligible Leases and concurrently leased hereunder and in all other Lease Rights relating thereto;

     (iv) as at the Cut-off Date with respect to the Initial Equipment Schedule and as at the relevant Subsequent Cut-off Date with respect to a Supplemental Equipment Schedule, this Agreement, the Initial Equipment Schedule and each Supplemental Equipment Schedule, as applicable, and all other documents delivered by it hereunder have been duly executed and delivered by it or on its behalf;

     (v) this Agreement (including the Initial Equipment Schedule and any Supplemental Equipment Schedule executed and delivered hereunder) is the legal, valid and binding obligation of it enforceable against it in accordance with its terms (assuming due and valid execution and delivery thereof by the other parties thereto) subject to applicable bankruptcy, insolvency, reorganization, winding-up, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law);

     (vi) its consolidated balance sheet as at September 30, 1997 and the related statements of income and retained earnings for the fiscal year then ended, copies of which have been furnished to the Concurrent Lessee together with a certificate of the senior financial officer of the Performance Guarantor certifying the accuracy of such statements, fairly present in all material respects its consolidated financial position as at such date and the consolidated results of its operations for the period ended on such date, all in accordance with generally accepted accounting principles; and since September 30, 1997 there has been no material adverse change in any such position or operations;

     (vii) its unconsolidated balance sheet as at December 31, 1997 and the related statements of income and retained earnings for the fiscal quarter then ended, copies of which have been furnished to the Concurrent Lessee together with a certificate of the senior financial officer of the Performance Guarantor certifying the accuracy of such statements, fairly present in all material respects its financial position as at such date and the results of its operations for the period ended on such date, all in accordance with generally accepted accounting principles; and since December 31, 1997 there has been no material adverse change in such position or operations;

     (viii) there are no actions, suits or proceedings of which it has not advised the Concurrent Lessee in writing against or affecting it or any of its subsidiaries or any of their respective property before any court, governmental body or arbitrator (nor to its knowledge, any such actions pending or threatened) which may materially adversely affect its ability to perform its obligations hereunder or under the other documents delivered by it hereunder and it is not in default with respect to any order of any court, governmental body or arbitrator which materially adversely affects its ability to perform its obligations hereunder or thereunder;

     (ix) no event of default has occurred and is outstanding under any agreement or instrument referred to in Section 4.01(ii)(3) which would entitle the creditor, secured party or lessor thereunder, without the requirement of having to give any further notice or that a further specified period of time shall have elapsed, to accelerate the payment by the Lessor of a material amount;

     (x) all taxes, including, without limitation, sales, social services and goods and services taxes relating to each Designated Eligible Lease are the obligation of the Lessee thereunder;

     (xi) each Designated Eligible Lease and the Equipment leased thereunder is and will at all times be owned by the Lessor free and clear of any Adverse Claims which, when added to the aggregate of Adverse Claims in respect of all other Designated Eligible Leases in the Lease Portfolio and the Equipment subject thereto, would result in an amount exceeding $50,000; and no effective financing statements or other instrument similar in effect covering any

               Designated Eligible Lease, the Equipment leased thereunder or the Lease Rights or Collections relating thereto is or will at any time be on file in any recording office except such as may be filed in favour of the Concurrent Lessee in accordance with this Agreement, or in respect of which the secured party thereunder has acknowledged that it claims no security interest or subordinates its security interest in the Designated Eligible Leases, the Equipment leased thereunder or the Lease Rights and Collections relating thereto.

     (xii)     each Lease set out on an Equipment Schedule is, subject to
               Section 4.01(xi), an Eligible Lease, and has been registered or recorded, or a financing statement in respect thereof has been registered, in accordance with the requirements of the Credit and Collection Policy;

     (xiii) no Lease Portfolio and Compliance Report (if prepared by the Lessor, or to the extent that information contained therein is supplied by the Lessor), Equipment Schedule, information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Lessor to the Concurrent Lessee in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or will be dated or (except as otherwise disclosed to the Concurrent Lessee at such time) as of the date so furnished, or contains or will contain any material misstatement of fact or omits or will omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading;

     (xiv) the chief executive office of the Lessor and the chief places of business of the Lessor in each of the provinces and territories are located at the addresses of the Lessor set out in Exhibit E (or at such other locations as the Concurrent Lessee has been notified of in any Equipment Schedule). The offices where the Lessor keeps the books, records and documents relating to Designated Eligible Leases and the Equipment leased thereunder are located at the addresses of Lessor set out in Exhibit E (or at such other locations as the Concurrent Lessee has been notified of in any Equipment Schedule);

     (xv) the offices of Lessor listed on Exhibit E (or such other locations as the Concurrent Lessee has been notified of in any Equipment Schedule) are all of the offices to which Lessees are instructed to send Collections of Designated Eligible Leases;

     (xvi) the Lessor has as of the date hereof fully complied with all of its obligations under each Designated Eligible Lease and all other agreements, including relevant maintenance contracts, entered into by the Lessor in connection therewith;

     (xvii) information technology issues arising or which may arise from matters related to the year 2000 and related risks will not have a material adverse effect on the business or operations of the Lessor or on the collectibility or enforceability of the Designated Lease Receivables or the ability of the Lessor to collect Designated Lease Receivables or the ability of the Lessor, IKON Capital or the Performance Guarantor to perform its obligations hereunder;

     (xviii)   the Lessor is not a non-resident as defined under the Income Tax
               Act;

     (xix) Lessor has treated and will continue to treat the Designated Eligible Leases for income tax purposes as leases, and not sales, and has prepared and filed and will continue to prepare and file its tax returns under the Income Tax Act (Canada) and any applicable corresponding provincial legislation with respect to income tax in a manner consistent with the foregoing treatment;

     (xx) the Lessor has delivered to the Concurrent Lessee true copies of all forms of lease agreements now used by the Lessor in connection with the entering into of a Lease;

     (xxi) the Lessor is, as at the date hereof, registered under Part IX of the Excise Tax Act (Canada) with registration no. R87300-8189-RT0012 and that it is registered under An Act Respecting Quebec Sales Tax (Quebec) with registration no. 142370535; and

     (xxii) as at the Initial Prepayment Date and each Subsequent Prepayment Date, no event has occurred and is continuing and no condition exists which constitutes a Lock-Up Event.

SECTION 4.2    REPRESENTATIONS AND WARRANTIES OF THE PERFORMANCE GUARANTOR AND
               ---------------------------------------------------------------
               IKON CAPITAL
               ------------

               Each of the Performance Guarantor and IKON Capital hereby represents and warrants to the Concurrent Lessee on a continuous basis (unless otherwise indicated in the applicable representation and warranty to be made as at a particular point in time and/or by only one of the Performance Guarantor or IKON Capital) as follows:

     (i) it is a corporation validly existing under the laws of its jurisdiction of incorporation;

     (ii) the execution, delivery and performance by it of any of this Agreement, the Initial Equipment Schedule and any Supplemental Equipment Schedule to which it is a party, and the other documents to be delivered by it hereunder or thereunder are within its corporate powers, have been duly authorized by all necessary corporate action and do not contravene:

               (1)  its charter documents or by-laws;

               (2)  any law, rule or regulation applicable to it;

               (3) any indenture, loan or credit agreement, lease, mortgage, security agreement, bond, note or other agreement or instrument binding upon it or affecting its property which is of a material nature; or

               (4) any order, writ, judgment, award, injunction or decree binding on it or affecting its property which is of a material nature;

     (iii) this Agreement, the Initial Equipment Schedule, all Supplemental Equipment Schedules and all other documents delivered by it hereunder or thereunder have been duly executed and delivered by or on its behalf;

     (iv) as at the Cut-off Date with respect to the Initial Equipment Schedule and as at the relevant Subsequent Cut-off Date with respect to any Supplemental Equipment Schedule, no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by it of this Agreement, the Initial Equipment Schedule, any Supplemental Equipment Schedule and any other documents delivered by it hereunder or thereunder;

     (v) this Agreement (including the Initial Equipment Schedule and all Supplemental Equipment Schedules) is its legal, valid and binding obligation enforceable against it in accordance with its terms (assuming due and valid execution and delivery thereof by the other parties thereto) subject to applicable bankruptcy, reorganization, insolvency, reorganization, winding-up, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law);

     (vi) no material default has occurred and is outstanding under any agreement or instrument referred to in Section 4.02(ii)(3) which default would materially and adversely affect its ability to perform its obligations hereunder or under the other documents delivered by it hereunder;

     (vii) there are no actions, suits or proceedings of which it has not advised the Concurrent Lessee in writing against or affecting it or any of its property before any court, governmental body or arbitrator (nor to its knowledge, any such actions pending or threatened) which may materially adversely affect its ability to perform its obligations hereunder or under the other documents delivered by it hereunder and it is not in default with respect to any order of any court, governmental body or arbitrator which materially adversely affects its ability to perform its obligations hereunder or thereunder;

     (viii) in the case of the Performance Guarantor, its long term debt is rated by Moody's at Baa3 or better and by S&P at BBB- or better; and

     (ix) in the case of the Performance Guarantor, no Equipment Schedule or financial statement furnished or to be furnished by the Lessor to the Concurrent Lessee is or will be inaccurate in any material respect as of the date it is or will be dated or (except as otherwise disclosed to the Concurrent Lessee at such time) as of the date so furnished, or contains or will contain any material misstatement of fact or omits or will omit to state a material fact or any fact necessary to make the statements contained therein not materially misleading.

SECTION 4.3    REPRESENTATIONS AND WARRANTIES OF THE CONCURRENT LESSEE
               -------------------------------------------------------

               The Concurrent Lessee hereby represents and warrants to the Lessor on a continuous basis as follows:

     (i) that it is a trust duly established and validly existing under the laws of the Province of Ontario and the execution, delivery and performance by it of this Agreement, the Initial Equipment Schedule and any Supplemental Equipment Schedule and of the transactions contemplated hereby are within its purposes and powers and have been duly authorized by all necessary action; and

     (ii) that it is duly licensed or has made the appropriate application to become duly licensed to collect provincial sales tax in all applicable Canadian provincial jurisdictions and is registered under Part IX of the Excise Tax Act (Canada) with registration no. 87390 0443.

                                   ARTICLE 5

        COVENANTS OF THE LESSOR, PERFORMANCE GUARANTOR AND IKON CAPITAL

SECTION 5.1    AFFIRMATIVE COVENANTS OF THE LESSOR
               -----------------------------------

               From the date hereof until the Final Collection Date, each of the Lessor and the Collector (if the Lessor is the Collector) shall, unless the Concurrent Lessee otherwise consents in writing:

     (i) comply with all laws, rules, regulations and orders applicable to all or any of the Lessor, the Collector, their respective businesses, and properties and the Lease Rights relating to the Designated Eligible Leases, except where the failure to do so would not materially adversely affect the Concurrent Lessee's interests hereunder, the enforceability of Designated Eligible Leases (including the collectibility of the Designated Lease Receivables) or the ability of the Lessor or the Collector to perform its obligations hereunder or thereunder;

     (ii) preserve and maintain its corporate existence and qualify and remain qualified as a foreign or extra-provincial corporation in each jurisdiction in which the failure to do so would materially adversely affect the interests of the Concurrent Lessee hereunder, the enforceability of Designated Eligible Leases (including the collectibility of the Designated Lease Receivables) or the ability of the Lessor or the Collector to perform its obligations thereunder or hereunder;

     (iii) maintain and implement prudent and reasonable administrative and operating procedures (including an ability to recreate records evidencing the Designated Eligible Leases and the Lease Rights relating thereto in the event of the destruction of the originals thereof) and keep and maintain all books, records, documents and other information reasonably necessary or advisable for the collection of all Designated Lease Receivables (including, without limitation, records adequate to permit all Collections of and reductions or adjustments to the Designated Lease Receivables);

     (iv)      (1)  furnish to the Concurrent Lessee promptly, from time to time, such documents, records, information or reports with respect to the Designated Eligible Leases, the Equipment subject thereto and the Lease Rights relating thereto or the conditions or operations, financial or otherwise, of the Lessor as may be in existence in written form or, if available in databases maintained by the Lessor, may be produced with existing software and which the Concurrent Lessee may from time to time reasonably request; and

           (2) at any time and from time to time during regular business hours, permit the Concurrent Lessee, its agents or representatives upon two Business Days' prior notice to (i) examine and make copies of all Records relating to the Designated Eligible Leases, the Equipment subject thereto and the Lease Rights relating thereto in the possession (or under the control) of the Lessor, and (ii) visit the offices and properties of the Lessor for the purpose of examining such Records and discussing matters relating to the Designated Eligible Leases, the Equipment subject thereto and the Lease Rights relating thereto and the Lessor's performance under the Designated Eligible Leases or hereunder with any of the Lessor's officers or employees having knowledge of such matters;

     (v)   furnish to the Concurrent Lessee:

           (1) as soon as available and in any event within 60 days after the end of each of the first three quarters in each fiscal year of the Lessor, the consolidated and unconsolidated balance sheet of the Lessor as of the end of such quarter and the consolidated and unconsolidated statements of income of the Lessor for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the senior financial officer of the Performance Guarantor as to the accuracy of the information contained therein; and

           (2) as soon as available and in any event within 120 days after the end of each fiscal year of the Lessor, a copy of the consolidated and unconsolidated financial statements for such year for the Lessor, such financial statements to contain at least a balance sheet, an earnings statement, a statement of changes in financial position and a statement of retained earnings and certified by the senior financial officer of the Performance Guarantor as to the accuracy of the information contained therein;

     (vi) furnish to the Concurrent Lessee promptly after the sending or filing thereof, copies of all reports which the Lessor sends to any holders of securities which it has offered to the public, and copies of all reports and documents which the Lessor files with any securities commission or any similar regulatory body;

     (vii) furnish to the Concurrent Lessee as soon as possible, and in any event within five Business Days after an officer of the Lessor becomes aware or ought to have become aware of the occurrence of each Significant Event and each event which, with the giving of notice or lapse of time or both, would constitute a Significant Event, a statement of the Lessor's V-P Finance setting forth details as to such Significant Event or event and the action which the Lessor has taken and/or is proposing to take with respect thereto;

     (viii) promptly upon becoming aware thereof, advise the Concurrent Lessee of any material adverse change in its business, operations or financial condition which reasonably could adversely affect the Concurrent Lessee's interest hereunder, the enforceability of the Lease Rights relating to any Designated Eligible Lease (including the collectibility of the Designated Lease Receivable related thereto), or its ability to perform its obligations hereunder or under any Designated Eligible Lease.

     (ix) notify the Concurrent Lessee at least ten Business Days prior to changing its corporate name;

     (x) notify the Concurrent Lessee at least 30 Business Days prior to changing its chief place of business or chief executive office;

     (xi) direct and require its auditors, at the Lessor's expense, to assist the Concurrent Lessee's auditors to the extent and in such manner as is required for the Concurrent Lessee's auditors to report on the status of the Designated Eligible Leases and the Lease Rights relating thereto;

     (xii) timely and fully perform and comply with all terms, covenants and other provisions required to be performed and observed by it under the Designated Eligible Leases;

     (xiii) comply in all respects with the Credit and Collection Policy (as such policy may be amended from time to time, subject to Section 5.02(ii)) in regard to each Designated Eligible Lease and the Designated Lease Receivables and notify the Concurrent Lessee, on each Settlement Date prior to the occurrence of a Significant Event, or promptly, following the occurrence of a Significant Event, of any amendments to a Designated Eligible Lease in accordance with the Credit and Collection Policy which would result in the information set out in any Equipment Schedule no longer being accurate;

     (xiv) in accordance with the Credit and Collection Policy, in the case of the Lessor, if the Lessor is the Collector, make all renewal and other registrations necessary to maintain any registrations respecting the Concurrent Lessee's interest hereunder as against third parties;

     (xv) in the case of the Lessor, if the Lessor is the Collector, take all steps necessary to obtain the discharge or partial discharge, as the case may be, of any financing statement, registration, recording, filing or other document similar in effect relating to any Designated Eligible Lease and the Lease Rights or Collections relating thereto on file which are in respect of Adverse Claims;

     (xvi) instruct all Lessees under Designated Eligible Leases to remit all Collections to the Collector (provided that so long as the Lessor shall remain the Collector, no special instruction need be given by the Lessor to any Lessee which currently is instructed to remit such Collections to the Lessor) and remit all such Collections received by the Lessor to the Collector;

     (xvii) use its best efforts to collect on behalf of the Concurrent Lessee, in accordance with the provisions hereof and the Credit and Collection Policy, all Designated Lease Receivables and to hold the Collections of such Designated Lease Receivables in trust for the Concurrent Lessee and to remit such Collections to the Concurrent Lessee in accordance with the terms hereof;

     (xviii) apply all amounts as promptly as practicable following receipt thereof by the Lessor, if the Lessor is the Collector, in accordance with Section 2.09;

     (xix) make all payments payable by it when due to government agencies and others where a statutory lien or deemed trust might arise having priority over the Concurrent Lessee's interest in any Designated Eligible Leases and the Lease Rights relating thereto and, where a portion of the Collections received by it represents an amount owing in respect of Sales Taxes, remit and account for such Sales Taxes in accordance with Section 2.14 hereof;

     (xx) maintain the Concurrent Lessee as a named insured, as its interest may appear, under all policies of insurance, if any, carried by the Lessor with respect to any of the Equipment;

     (xxi) as soon as possible, and in any event within ten Business Days of the Lessor's knowledge thereof, give the Concurrent Lessee notice of any litigation, investigation or proceeding against the Lessor which may exist at any time which, in the reasonable judgment of the Lessor, could materially adversely affect the Concurrent Lessee's interest hereunder, the enforceability of any Lease Rights (including the collectibility of the Designated Lease

               Receivables) or the Lessor's ability to perform its obligations hereunder or under the Designated Eligible Leases;

     (xxii) promptly upon the occurrence thereof, advise the Concurrent Lessee of any changes in the registration numbers set out in
               Section 4.01(xxi); and

     (xxiii) provide updated opinions of counsel for the Lessor and IKON Capital and counsel for the Performance Guarantor to the Concurrent Lessee (with such addressees as are set out in Exhibits D and D-1, respectively) on every twelve month anniversary of the Initial Prepayment Date provided that, if there has not been a Supplemental Equipment Schedule delivered since the last twelve month anniversary, no such opinions shall be required to be provided to the Concurrent Lessee.

SECTION 5.2    NEGATIVE COVENANTS OF THE LESSOR
               --------------------------------

               From the date hereof until the Final Collection Date, the Lessor shall not, without the Concurrent Lessee's written consent:

     (i) except as otherwise provided or permitted herein or pursuant to an amalgamation or wind-up, sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Designated Eligible Lease and the Equipment and Lease Rights relating thereto, including the Designated Lease Receivables and Collections (if the sum of such Adverse Claim and any other Adverse Claims upon or with respect to such Designated Lease Receivables or any other Lease Rights relating to Designated Eligible Leases would exceed $50,000) or any account to which any such Collections are sent, or assign any right to receive income in respect of such Designated Eligible Leases and Lease Rights or do any other thing to derogate from its grant hereunder or prejudice the rights of the Concurrent Lessee hereunder or thereunder;

     (ii) make any change in the Credit and Collection Policy, which change would impair the collectibility of any Designated Lease Receivable;

     (iii) extend, amend or otherwise modify or waive any term or condition of any Designated Eligible Lease unless otherwise permitted in accordance with the terms of the Credit and Collection Policy;

     (iv) consent or agree to any financing statement, registration, recording, filing or other document similar in effect relating to any Designated Eligible Lease and the Lease Rights or Collections relating thereto to be on file which would constitute an Adverse Claim; or

     (v) account for any Designated Eligible Lease other than in accordance with generally accepted accounting principles or file any tax return in which any Designated Eligible Lease is not treated as a lease for purposes of the Income Tax Act (Canada).

SECTION 5.3    COVENANTS OF THE PERFORMANCE GUARANTOR AND IKON CAPITAL
               -------------------------------------------------------

               From the date hereof until the Final Collection Date the Performance Guarantor covenants, and from the date hereof until such time as IKON Capital ceases to be a Sub-Collector hereunder IKON Capital covenants, with the Concurrent Lessee that it shall, unless the Concurrent Lessee otherwise consents in writing:

     (i) comply with all laws, rules, regulations and orders applicable to it and all or any of its businesses and properties, except where the failure to do so would not materially adversely affect its ability to perform its obligations hereunder or the Concurrent Lessee's interest hereunder;

     (ii)      preserve and maintain its corporate existence;

     (iii) furnish to the Concurrent Lessee, unless the Lessor has previously complied with Section 5.01(vii), as soon as possible and in any event within five Business Days after an officer of the Performance Guarantor or IKON Capital, as applicable, becomes aware or ought to have become aware of the occurrence of each Significant Event and each event which, with the giving of notice or lapse of time or both, would constitute a Significant Event, a statement of an officer of the Performance Guarantor or IKON Capital, as applicable, setting forth details as to such Significant Event and the action which the Performance Guarantor or IKON Capital, as applicable, has taken or is proposing to take with respect thereto;

     (iv)      (1)  in the case of the Performance Guarantor, guarantee
                    unconditionally and irrevocably the due performance of all of the obligations of the Lessor, including those arising in its capacity as Collector, so long as the Lessor is Collector, under this Agreement and any document delivered in connection herewith to which the Lessor is a party, including any Hedging Agreement, and, in the event of any failure of the Lessor to perform such obligations, assume all of the liabilities of the Lessor including those arising in its capacity as Collector, so long as the Lessor is at such time the Collector, under this Agreement and any document delivered in connection herewith; and

               (2) in the case of IKON Capital comply in all respects with the Credit and Collection Policy with respect to each of the Designated Eligible Leases;

     (v) make all payments to be made by it in the performance of its obligations hereunder and, in the case of IKON Capital, in the performance of its obligations as Sub-Collector, without set-off or counterclaim and without deduction or withholding for or on account of any present or future taxes, levies, imposts, duties, charges, assessments or fees of any nature (including any interest, penalties and additions thereto) unless such deduction or withholding is required by any applicable treaty, law, rule or regulation (as modified by the practice of any relevant governmental revenue authority then in effect), in which case it shall pay to the Concurrent Lessee, in addition to any payment to which the Concurrent Lessee is otherwise entitled under this Agreement or any document delivered in connection herewith, such additional amount as is necessary to ensure that the net amount actually received by the Concurrent Lessee will equal the full amount the Concurrent Lessee would have received had no such deduction or withholding been required; and

     (vi) in the case of the Performance Guarantor, furnish to the Concurrent Lessee:

               (1) as soon as available and in any event within 60 days after the end of each of the first three quarters in each fiscal year of the Performance Guarantor the consolidated balance sheet of the Performance Guarantor as of the end of such quarter and any consolidated statements of income, retained earnings and cash flows of the Performance Guarantor for the period commencing at the end of the previous fiscal year ending with the end of such quarter, certified by the senior financial officer of the Performance Guarantor, to be prepared to the best of his/her knowledge and belief in accordance with generally accepted accounting principles in the United States, subject to year-end audit and normal year-end adjustments as applicable; and

               (2) as soon as available and in any event within 120 days after the end of each fiscal year of the Performance Guarantor, a copy of the consolidated financial statements of the Performance Guarantor for such year reported on by a nationally recognized firm of North American certified public accountants, such financial statements to contain at least a balance sheet, an earning statement, a statement of cash flows and a statement of retained earnings, and such report to state that such financial statements have been prepared in accordance with generally accepted accounting principles in the United States.

     (vii)     in the case of IKON Capital, furnish to the Concurrent Lessee:

               (1) as soon as available and in any event within 60 days after the end of each of the first three quarters in each fiscal year of IKON Capital the balance sheet of IKON Capital as of the end of such quarter and any statements of income, retained earnings and cash flows of IKON Capital for the period commencing at the end of the previous fiscal year ending with the end of such quarter, certified by the senior financial officer of the Performance Guarantor as to the accuracy of the information contained therein; and

               (2) as soon as available and in any event within 120 days after the end of each fiscal year of IKON Capital, a copy of the financial statements of IKON Capital for such year, such financial statements to contain at least a balance sheet, an earning statement, a statement of cash flows and a statement of retained earnings, and to be certified by the senior financial officer of the Performance Guarantor as to the accuracy of the information contained therein.

                                   ARTICLE 6

                         ADMINISTRATION AND COLLECTION

SECTION 6.1       DESIGNATION OF COLLECTOR
                  ------------------------

                  The Designated Eligible Leases will be administered, and the Designated Lease Receivables collected, by the Collector in trust for the Concurrent Lessee. Until the Concurrent Lessee designates a new Collector in accordance with this Section 6.01, the Lessor is hereby designated as, and hereby agrees to perform the duties and obligations of, the Collector pursuant to the terms hereof. The Concurrent Lessee may, upon notice to the Lessor at any time after the occurrence of and during the continuation of a Significant Event (other than a Significant Event described in Section 7.01(v) in which case the Concurrent Lessee shall provide the Lessor with five Business Days notice), designate as the Collector any Person with a permanent establishment in Canada to succeed the Lessor or any successor Collector, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Collector pursuant to the terms hereof and agree to be bound by the terms of this Agreement. The Collector, with the Concurrent Lessee's prior written consent, may subcontract with any other Person for the administration of the Designated Eligible Leases and the collecting of the Designated Lease Receivables; provided, however, that the Collector will remain liable for the performance of the duties and obligations so subcontracted and all other duties and obligations of the Collector pursuant to the terms hereof. So long as the Lessor is the Collector, IKON Capital or any of its Affiliates or a third party with the approval of the Concurrent Lessee may be designated as a Sub-Collector. In that regard, IKON Capital or any permitted successor is hereby appointed the Sub-Collector and it shall continue to perform the duties and obligations it has been delegated by the Collector on or prior to the Cut-off Date, and may not resign from such position, unless and until (i) the Lessor agrees to perform such duties and obligations itself, or (ii) the Concurrent Lessee designates a new Collector in accordance with this Section 6.01 and specifically determines to release IKON Capital or any permitted successor from its designation as Sub-Collector, at which time, the Concurrent Lessee may or may not appoint a new Sub-Collector.

SECTION 6.2       DUTIES OF COLLECTOR
                  -------------------

          (a) The Collector shall take or cause to be taken all such actions as may be necessary or advisable to collect all Designated Lease Receivables under each Designated Eligible Lease from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the Credit and Collection Policy. The Collector shall segregate all records relating to the Designated Eligible Leases and shall mark on all relevant computer records to the effect that the Equipment covered by such Designated Eligible Leases is subject to an interest of the Concurrent Lessee. The Collector, at all times, will use commercially reasonable best efforts to collect amounts owing under Designated Eligible Leases including, where appropriate to repossess the collateral and enforce all of the rights of the Lessor and/or the Concurrent Lessee under the related Lease Rights. Each of the Lessor, the Concurrent Lessee and the Administrative Agent hereby appoints as its agent the Collector, from time to time designated pursuant to Section 6.01, to enforce its respective rights and interests in and under the Designated Eligible Leases and the Lease Rights relating thereto. The Collector shall remit all Collections in accordance with Article 2. The Collector shall segregate and hold in trust to be paid to the appropriate Person, all amounts received with respect to the Designated Eligible Leases in respect of PST, GST, HST, QST and insurance premiums, if any.

          (b) The Collector, if other than the Lessor, shall as soon as practicable upon demand, deliver to the Concurrent Lessee all documents, instruments and records in its possession which evidence or relate to Designated Eligible Leases.

          (c) The Collector shall maintain and implement prudent and reasonable administrative and operating procedures (including an ability to recreate records evidencing the Designated Eligible Receivables) and keep and maintain all books, records, documents and other information reasonably necessary or advisable for the collection of all Designated Eligible Receivables (including records adequate to permit all collections of and reductions or adjustments to such Designated Eligible Receivables) all in accordance with the Credit and Collection Policy.

          (d) To the extent the Records consist in whole or in part of computer programs which are leased by the Collector, the Collector shall, upon the demand of the Concurrent Lessee, use its best efforts to arrange for the license or sublicense of such programs to the Concurrent Lessee to the extent permitted by the terms of such license for the sole use of the Concurrent Lessee or its agent in facilitating the collection of the Designated Eligible Receivables.

          (e) The Collector shall, with respect to any amount not paid by the Collector when required to be paid hereunder, pay interest to the Concurrent Lessee (before and after default and judgment, with interest on overdue interest at the same rate) at a rate per annum, calculated daily, equal to the Prime Rate plus 1%, payable on demand, provided that nothing in this Section 6.02(e) shall be construed to require the payment of interest on amounts for which interest is paid pursuant to Section 2.08(b) above. Such interest will be for the account of the Concurrent Lessee and shall be paid by the Collector free and clear of, and without deduction for, any taxes of any kind whatsoever to the Concurrent Lessee's Account to be applied in accordance with Article 2 on the next Settlement Date.

          (f) The Collector's appointment as agent of the Concurrent Lessee under this Agreement for the purposes set out herein shall terminate on the Final Collection Date.

SECTION 6.3       COLLECTOR FEE
                  -------------

                  If the Collector is not the Lessor, the Collector shall be paid, as a fee (the "Collector Fee"), such commercially reasonable amount as may be negotiated between the Concurrent Lessee and such Collector from time to time. Such Collector Fee shall be payable in arrears on each Settlement Date. For greater certainty, any fee payable to a Sub-Collector or any other Person acting on behalf of the Collector shall be paid by and shall be the sole responsibility of the Collector.

SECTION 6.4       RESPONSIBILITIES OF THE LESSOR
                  ------------------------------

                  Anything herein to the contrary notwithstanding:

          (i) the Lessor shall perform all of the obligations of the Lessor under the Designated Eligible Leases to the same extent as if the Equipment covered by the Designated Eligible Leases had not been concurrently leased hereunder and the exercise by the Concurrent Lessee of its rights hereunder shall not relieve the Lessor from such obligations; and

          (ii) the Concurrent Lessee shall not have any obligation or liability with respect to any Designated Eligible Leases, nor shall it be obligated to perform any of the obligations of the Lessor thereunder.


                                   ARTICLE 7

                              SIGNIFICANT EVENTS

SECTION 7.1       MEANING OF SIGNIFICANT EVENT
                  ----------------------------

                  The term "Significant Event" means any of the following events or circumstances:

          (i) the Lessor, IKON Capital, the Collector (if the Lessor is not the Collector) or Performance Guarantor fails to make any payment or deposit to be made by it hereunder when due;

          (ii) the Lessor, IKON Capital, the Collector (if the Lessor is not the Collector) or the Performance Guarantor fails to perform or observe any term, condition or covenant to be performed or observed by it hereunder (other than as contemplated in Section 7.01(i)), and such failure, remains unremedied for ten Business Days after written notice thereof has been given to the Lessor, Collector or Performance Guarantor (except with respect to any failure on the part of the Lessor, IKON Capital or Performance Guarantor to perform its obligations under
                  Section 5.01(vii) or Section 5.03(iii), as applicable, in which case no notice shall be required and no cure period shall apply);

          (iii) any representation or warranty made by the Lessor, IKON Capital or the Performance Guarantor or any of their respective officers in or pursuant to this Agreement, any Lease Portfolio and Compliance Report or any other document delivered in connection herewith proves to have been false or incorrect in any material respect when made and such representation or warranty, if capable of being cured, is not cured within 10 Business Days after written notice thereof has been given to the Lessor, IKON Capital or the Performance Guarantor, as applicable;

          (iv) the Lessor, IKON Capital or the Performance Guarantor shall not pay its debts generally as they become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceedings shall be instituted by or against the Lessor, IKON Capital or the Performance Guarantor seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking the entry of an order for relief by the appointment of a receiver, trustee or other similar official for it or for any substantial part of its property and, if such proceeding has been instituted against the Lessor, IKON Capital or the Performance Guarantor, either such proceeding has not been stayed or dismissed within 45 days or a receiver, trustee, custodian or other similar official is appointed for it or any substantial part of its property; or the Lessor, IKON Capital or the Performance Guarantor takes any corporate action to authorize any of the actions described in this Section 7.01(iv);

          (v) there shall have been, in the opinion of the Concurrent Lessee, any change in the financial condition or operations of the Lessor, IKON Capital or the Performance Guarantor since December 31, 1997 or there shall have occurred any other event, if such change or event would materially adversely affect the collectibility or enforceability of the Designated Lease Receivables or the ability of the Lessor to collect Designated Lease Receivables or the ability of the Lessor, IKON Capital or the Performance Guarantor to perform its obligations hereunder;

          (vi) the Performance Guarantor fails to maintain a rating of at least BBB- or better from Moody's and Baa3 or better from S&P;

          (vii) the Performance Guarantor fails to perform any of its obligations under the Indemnification Agreement;

          (viii) a default by the Lessor under a Hedging Agreement entered into in respect of this Agreement if such default is not cured within the applicable cure period provided for in such Hedging Agreement;

          (ix)    if at any time the Delinquency Ratio exceeds 16%;

          (x) if any time the average of the Loss Ratio for any particular Settlement Period and each of the three immediately preceding Settlement Periods, or if there are not three immediately preceding Settlement Periods then, such number of immediately preceding Settlement Periods as have occurred, is equal to or greater than 8%; and

          (xi) if either the Lessor or the Sub-Collector does not continue to be a Subsidiary of the Performance Guarantor.

SECTION 7.2       ACTION UPON A SIGNIFICANT EVENT
                  -------------------------------

          (a) If any Significant Event has occurred and is continuing, the Concurrent Lessee shall have, in addition to the right to appoint a new Collector pursuant to Section 6.01 and its other rights and remedies hereunder and under any documents delivered in connection herewith, all other rights and remedies under any applicable law and otherwise, which rights and remedies shall be cumulative.

          (b) From time to time following the applicable effective date of appointment by the Concurrent Lessee of a Collector, other than the Lessor, pursuant to Section 6.01:

          (i) the Lessor shall, at the Concurrent Lessee's request and at the Lessor's expense, notify all or any Lessees under Designated Eligible Leases of the Concurrent Lessee's right and interest in any or all of the Designated Eligible Leases and direct that payments in respect thereof be made directly to the Concurrent Lessee or its designee;

          (ii) the Lessor shall, at the Concurrent Lessee's request and at the Lessor's expense, assemble all or any of the Designated Eligible Leases and the guarantees, indemnities and other agreements forming part of the Lease Rights relating thereto and make the same available to the Concurrent Lessee at a place selected by it or its designee, and segregate, in a manner reasonably acceptable to the Concurrent Lessee, all cash, cheques and other instruments constituting Collections, Net Proceeds or Permitted Investments, relating to the Designated Eligible Leases, received or held by the Lessor from time to time, and, promptly upon receipt, remit same to the Concurrent Lessee or its designee duly endorsed or with duly executed instruments of transfer;

          (iii) the Lessor shall, at the Concurrent Lessee's request, advise the Concurrent Lessee, in writing, of any changes in the name or address of any Lessee of Equipment subject to Designated Eligible Leases which, prior to such request, came to the attention of the officer of the Lessor responsible for monitoring the status of the applicable Designated Eligible Leases; and

          (iv) the Concurrent Lessee may take any and all steps, as lessor under the Designated Eligible Leases and in the Lessor's name and on its behalf, necessary or desirable in the Concurrent Lessee's opinion, to collect the Designated Lease Receivables forming part of the Lease Rights under the Designated Eligible Leases, including taking actions contemplated in Section 7.02(b)(i) where the Lessor has failed to do so, and to remit the proceeds of such Designated Lease Receivables to the Collector for deposit in the General Account.


SECTION 7.3       WAIVER
                  ------

                  The Significant Events are inserted for the sole benefit of the Concurrent Lessee and may be waived by the Concurrent Lessee in whole or in part, with or without terms and conditions.

                                   ARTICLE 8

          THE ADMINISTRATIVE AGENT AND MATTERS RELATING TO LIABILITY

SECTION 8.1       AUTHORIZATION AND ACTION
                  ------------------------

                 The Concurrent Lessee may delegate to the Administrative Agent all or any of its powers, rights and discretions hereunder and the Administrative Agent may from time to time take such actions and exercise such powers as are delegated to it by the Concurrent Lessee hereunder or contemplated hereby and all such powers as are reasonably incidental thereto.

SECTION 8.2       LIABILITY OF CONCURRENT LESSEE AND ADMINISTRATIVE AGENT
                  -------------------------------------------------------

                  Neither the Concurrent Lessee, the Administrative Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection with this Agreement except for its or their own gross negligence or wilful misconduct. Notwithstanding any provision of this Agreement, other than the preceding sentence, neither the Lessor, IKON Capital, the Performance Guarantor nor any Person acting on their behalf shall have recourse against the Concurrent Lessee or the Administrative Agent, at law or in equity, in respect of any of the obligations of the Concurrent Lessee or the Administrative Agent under this Agreement or any document delivered in connection therewith other than against the interests of the Concurrent Lessee in the Designated Eligible Leases. Without limiting the foregoing, the Administrative Agent: (i) may consult with legal counsel (including counsel for the Lessor), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to the Concurrent Lessee and shall not be responsible to the Concurrent Lessee for any statements, warranties or representations made in or in connection with this Agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Lessor or to inspect the property (including the books and records) of the Lessor except as otherwise agreed to by the Concurrent Lessee and the Administrative Agent; (iv) shall not be responsible to the Concurrent Lessee for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any instrument or document furnished pursuant hereto; and (v) shall incur no liability under or in respect of this Agreement by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by telex) believed by it to be genuine and signed or sent by the proper party or parties.

SECTION 8.3 LIMITATION OF LIABILITY
            -----------------------

                  The obligations hereunder are not binding upon TD Trust Company except in its capacity as trustee of the Concurrent Lessee, nor will resort be had to the property of TD Trust Company except in its capacity as trustee of the Concurrent Lessee, but the assets only of the Concurrent Lessee will be bound hereby.

                                   ARTICLE 9

                                INDEMNIFICATION

SECTION 9.1 INDEMNITIES BY THE LESSOR
            -------------------------

          (a) Without limiting any other rights which the Administrative Agent, the Concurrent Lessee, any assignee of the Concurrent Lessee or any Affiliate of any of them or their respective agents may have hereunder or under applicable law, the Lessor hereby agrees to indemnify the Administrative Agent, the Concurrent Lessee, any assignee of the Concurrent Lessee, and each of their Affiliates and their respective agents from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable legal fees and disbursements awarded against or incurred by any of them ("losses") arising out of or as a result of:

          (i) reliance on any written representation or warranty made by the Lessor (or any of its officers) in or pursuant to this Agreement, any Lease Portfolio and Compliance Report, Equipment Schedule, information, exhibit, financial statement, document, book, record or report furnished to the Concurrent Lessee in connection with this Agreement which was incorrect in any materially adverse respect when made or deemed made or delivered;

          (ii) the failure by the Lessor on its own behalf or in its capacity as Collector, to comply with any applicable law, rule or regulation with respect to any Designated Eligible Leases or with respect to any Designated Lease Receivables or to perform its obligations thereunder, or the non-conformity of any applicable Designated Lease Receivable with any applicable law, rule or regulation;

          (iii) the failure to vest and maintain vested in the Concurrent Lessee a beneficial interest in all Lease Rights relating to Designated Eligible Leases free and clear of any Adverse Claim whether existing at the time of the concurrent lease hereunder or at any time thereafter;

          (iv) any dispute, claim, offset or defence (other than discharge in bankruptcy of the Lessee) of a Lessee to the payment of any Designated Lease Receivable under, or purporting to be under, a Designated Eligible Lease (including without limitation, a defence based on the Designated Eligible Lease not being a legal, valid and binding obligation of such Lessee enforceable against it in accordance with its terms);

          (v) any failure of the Lessor, as Collector or otherwise, to perform its duties or obligations in accordance with the provisions of Article 6;

          (vi) any product liability claim or personal injury or property damage suit or other similar or related claim or action of whatsoever sort arising out of or in connection with any Equipment, including any losses attributable to the Lessee's failure to insure any Equipment;

          (vii) any Canadian, foreign, federal, provincial, state, municipal, local or other tax of any kind or nature whatsoever, including any capital, income, business, property tax or Sales Taxes, any customs duty, and any penalty or interest in respect of any thereof, which may be imposed on the Concurrent Lessee or the Administrative Agent on account of any payment made by the Lessor under this Section 9.01;

          (viii) any claims, disputes, damages, penalties and losses arising in respect of a Designated Eligible Receivable or from the Lease Rights relating to the Designated Eligible Leases, other than losses attributable to any Lessee's failure to discharge its payment obligations or other default under the applicable Designated Eligible Lease;

          (ix) the return or transfer by the Concurrent Lessee in error of any amount of Collections received pursuant to Article 2 to the Lessor for any reason whatsoever other than pursuant hereto;

          (x) any failure of the Lessor to comply with any applicable law regarding the filing or discharge of registrations required to be made in respect of the Designated Eligible Leases in accordance with the laws of the applicable province or territory of Canada;

          (xi) actual losses as a result of the failure of the Lessor or the Concurrent Lessee to comply with the requirements of any applicable bulk sales legislation;

          (xii) the characterization by any relevant taxing authority of a Designated Eligible Lease as other than a lease of the Equipment subject thereto;

          (xiii) any priority over the interest of the Concurrent Lessee in any Designated Eligible Leases, the related lease agreement for which may constitute "chattel paper" within the meaning of the applicable Personal Property Security Act of the Provinces of British Columbia, Alberta, Saskatchewan, Manitoba or

                  Ontario that is gained by a purchaser or pledgee of such chattel paper who takes possession of it in the ordinary course of business, to the extent that such purchaser gives new value, where the purchaser did not know that the chattel paper was subject to the Concurrent Lessee's interest;

          (xiv) any investigation, litigation or proceeding related to this Agreement or the application of Collections or the ownership of any Designated Eligible Leases and the Lease Rights relating thereto; or

          (xv) any claims by any governmental authority in respect of amounts included in or collected under (or purported to be included in or collected under) any Designated Lease Receivable as or on account of any Sales Taxes;

other than losses attributed to the negligence or wilful misconduct of the Concurrent Lessee or the Administrative Agent. Any amount owing under this
Section 9.01 shall be paid to the Collector for deposit to the General Account or Concurrent Lessee's Account, as applicable, and shall be applied in accordance with Section 2.03.

          (b) Without limiting any other rights which the Administrative Agent, the Concurrent Lessee, any assignee of the Concurrent Lessee or any Affiliate of any of them or their respective agents may have hereunder or under applicable law, the Lessor hereby indemnifies the Concurrent Lessee, the Administrative Agent and each of their Affiliates and their respective agents and agrees to save them harmless from and against any and all damages, losses, claims, liabilities, costs and expenses (including reasonable legal fees and disbursements on a solicitor and client basis) incurred in respect of a Lease Tranche by or on behalf of the Concurrent Lessee or the Administrative Agent in respect of any amounts payable by the Concurrent Lessee arising out of or as a result of any breach of the terms hereof or of any document delivered in connection herewith by the Lessor, IKON Capital or the Performance Guarantor and not otherwise recoverable from the Lessor, IKON Capital or the Performance Guarantor, provided that, notwithstanding any other provision of this Agreement, the Lessor shall not be obligated to indemnify the Concurrent Lessee, the Administrative Agent, each of their Affiliates nor their respective agents for any claims, disputes, damages, penalties or losses which result directly from the negligence or wilful misconduct of such parties.

SECTION 9.2       COOPERATION IN LITIGATION AND PROCEEDINGS
                  -----------------------------------------

                  Each of the Lessor and the Concurrent Lessee agrees to assist the other party, at the request of such other party, and at such requesting party's expense, in any action, suit or proceeding brought by or against, or any investigation involving, such requesting party (including the Administrative Agent, with respect to the Concurrent Lessee but not including actions against each other) relating to any of the transactions contemplated hereby or to any of the Designated Eligible Leases and the Lease Rights relating thereto. If the Lessor may be liable under Section 9.01 in respect of any damages, losses, claims, liabilities, costs or expenses as a result of or in connection with any such action, suit, proceeding or investigation, the Lessor shall have the right, on behalf of the Concurrent Lessee but at the Lessor's expense, to defend such action, suit or proceeding, or participate in such investigation, with counsel selected by it, and shall have sole discretion as to whether to litigate, appeal or settle.

                                   ARTICLE 10

                                 MISCELLANEOUS

SECTION 10.1 AMENDMENTS, ETC.
             ----------------

             No amendment or waiver of any provision of this Agreement nor consent to any departure by the Lessor, IKON Capital or the Performance Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by (i) the Lessor, IKON Capital, the Performance Guarantor, the Administrative Agent and the Concurrent Lessee (with respect to an amendment) or (ii) the Administrative Agent and the Concurrent Lessee (with respect to a waiver or consent by them) or the Lessor (with respect to a waiver or consent by it), or by IKON Capital (with respect to a waiver or consent by
it), or the Performance Guarantor (with respect to a waiver or consent by it) as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement and the Equipment Schedules delivered in connection herewith contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written undertakings.

SECTION 10.2 NOTICES, ETC.
             -------------

             All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telecopied communication) and telecopied or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, in the case of notice by telecopy, when telecopied and addressed as aforesaid, except that notices and communications pursuant to Article 2 shall not be effective until received.

SECTION 10.3 NO WAIVER, REMEDIES
             -------------------

             No failure on the part of the Administrative Agent or the Concurrent Lessee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 10.4 BINDING EFFECT; ASSIGNABILITY; SEVERABILITY
             -------------------------------------------

             This Agreement shall be binding upon and inure to the benefit of the Lessor, IKON Capital, the Performance Guarantor, the Administrative Agent, the Concurrent Lessee and their respective successors and permitted assigns; provided, however, that neither the Lessor, IKON Capital nor the Performance Guarantor may assign its rights hereunder or any interest herein without the prior written consent of the Administrative Agent, and the Concurrent Lessee may not assign its rights hereunder or any interest herein to, and the Concurrent Lessee represents and warrants to the Lessor that it is not, a non-resident within the meaning of the Income Tax Act (Canada). This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Final Collection Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made by the Lessor pursuant to
Article 4 and the provisions of Article 9 and of Section 10.05 shall be continuing and shall survive any termination of this Agreement for a period of six years.

SECTION 10.5 COSTS, EXPENSES AND TAXES
             -------------------------

     (a) In addition to the rights of indemnification granted to the Administrative Agent and the Concurrent Lessee under Article 9 hereof and the fees and expenses to be paid by the Lessor pursuant to Section 2.11, the Lessor agrees to pay on demand all reasonable costs and expenses in connection with the administration (including periodic auditing) of this Agreement and the other documents to be delivered hereunder which arise out of or are necessitated by any breach or threatened breach by the Lessor of any of the provisions of this Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel for the Administrative Agent and the Concurrent Lessee, with respect to advising the Administrative Agent and the Concurrent Lessee as to their respective rights and remedies under this Agreement in the event of a breach thereof, and all reasonable costs and expenses, if any (including reasonable legal fees and expenses), in connection with the enforcement of this Agreement and the other documents to be delivered hereunder. The Lessor shall bear its own costs and expenses, including legal and accounting fees, incurred in the preparation, negotiation and execution and delivery of this Agreement.

     (b) In addition, the Lessor shall pay any and all taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents to be delivered hereunder, and any and all taxes (other than income taxes) payable by the Concurrent Lessee as a result of its interest in and collection of payments under Designated Eligible Leases and agrees to indemnify the Administrative Agent and the Concurrent Lessee and their Affiliates against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

SECTION 10.6 NO PETITION
             -----------

             Each of the Lessor and the Collector covenants and agrees, and any successor Collector shall covenant and agree, that prior to the date which is one year and one day after payment in full of all Concurrent Lessee's Indebtedness, it will not institute against, or join any other person in instituting against, the Concurrent Lessee, any bankruptcy, reorganization, arrangement, insolvency, liquidation or other similar proceedings under federal or provincial bankruptcy or similar law. This Section 10.06 shall survive the termination of this Agreement.

SECTION 10.7 SET OFF
             -------

     (a) Each of the Lessor and the Collector hereby irrevocably and unconditionally waives, and any Collector shall irrevocably and unconditionally waive, all right of set-off that it may have under contract (including this Agreement), applicable laws or otherwise, with respect to any funds or monies of the Concurrent Lessee held by it or in its possession.

     (b) Each of the Lessor and the Collector hereby irrevocably and unconditionally waives any and all right to any counterclaim or other defence to payment of amounts owing to the Concurrent Lessee in respect of this Agreement.

SECTION 10.8 CONFIDENTIALITY
             ---------------

             The Concurrent Lessee and the Administrative Agent shall endeavour to maintain confidential any information provided to any of them by the Lessor relating to the Lessees, the Leases or any Eligible Leases and none of the Concurrent Lessee nor the Administrative Agent will at any time use any such confidential information for any purpose which is not related to the ownership of and collection of amounts owing under Designated Eligible Leases and Defaulted Leases, provided that the Concurrent Lessee and the Administrative Agent may disclose such information to its professional advisors in connection with the administration and enforcement of this Agreement and to any Collector (other than the Lessor) designated pursuant to Section 6.01. Neither the Lessor, IKON Capital, the Performance Guarantor, the Concurrent Lessee nor the Administrative Agent shall disclose the terms of this Agreement except to their respective professional advisors and bankers solely for the purposes of the transaction contemplated hereby or as required by law or to a Collector (other than the Lessor) designated pursuant to Section 6.01.

SECTION 10.9 CHANGE IN CIRCUMSTANCE
             ----------------------

             If either:

     (a) the introduction of or any change (including, without limitation, any change by way of imposition of a capital or other tax) in or in the interpretation of any law or regulation by any court or governmental authority charged with the administration thereof; or

     (b) the compliance by the Concurrent Lessee with any guideline or request from any governmental authority (whether or not having the force of law),

     has the effect of

             (i) increasing the cost to the Concurrent Lessee of making, funding or maintaining a lease hereunder or agreeing to make a lease hereunder, or reducing the rate of return to the Concurrent Lessee in connection therewith; or

             (ii) reducing the amount receivable with regard to any Designated Eligible Lease in the Lease Portfolio;

the Lessor shall, from time to time, upon demand by the Concurrent Lessee and to the extent not otherwise recovered pursuant to Section 2.04(a)(iii), pay to the Concurrent Lessee that portion of such increased costs incurred, amounts not received or receivable, or compensation for such reduction in rate of return which is attributable to making, funding or maintaining such lease hereunder. In addition, upon the occurrence of an event or events referred to above, the Lessor shall have the option of terminating the concurrent lease of all Equipment hereunder and the Lessor shall pay to the Concurrent Lessee, as consideration for the economic loss sustained by the Concurrent Lessee as a consequence of such termination, an amount equal to the Aggregate Finance Balance plus an amount equal to the amount of Unearned Finance attributed to the Lease Portfolio for the Settlement Period in which such termination occurred and upon such termination the Concurrent Lessee shall surrender, assign and transfer to the Lessor and the Lessor shall accept the transfer of all right, title and interest of the Concurrent Lessee in the Lease Portfolio, the Lessor shall assume all of the Concurrent Lessee's obligations under the relevant Leases and the Lessor shall release the Concurrent Lessee from all of its remaining obligations hereunder with respect to such Equipment relating to such Leases. The Concurrent Lessee shall provide the Lessor with a certificate setting forth its computation of such increased costs, amounts not received or receivable or reduction in rate of return, which computation may utilize such averaging and attribution methods the Concurrent Lessee believes to be reasonable. Such certificate shall be prima facie evidence, absent manifest error, of the amount payable to the Concurrent Lessee pursuant to this Section 10.09. The Concurrent Lessee shall, upon becoming aware of an event or circumstance that is likely to, with the passage of time or otherwise, entitle it to demand payment pursuant to this Section 10.09, promptly notify the Lessor.

SECTION 10.10 GOVERNING LAW
              -------------

     This Agreement shall be governed by and construed in accordance with, the laws of the Province of Ontario, except to the extent that the validity or perfection of the Concurrent Lessee's interests in any Designated Eligible Leases or the Lease Rights relating thereto or its remedies hereunder in respect thereof are governed by the laws of a different jurisdiction.

SECTION 10.11 FURTHER ASSURANCES
              ------------------

     The parties hereto agree, from time to time, to enter into such further agreements and to execute all such further instruments as may be reasonably necessary or desirable to give full effect to the terms of this Agreement.

SECTION 10.12 EXECUTION IN COUNTERPARTS
              -------------------------

          This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.


                              IKON OFFICE SOLUTIONS, INC.


                              By: /s/ J.F. Quinn
                                  ---------------------------------
                              Name: J.F. Quinn
                              Title: Treasurer

                              Address for Notices:

                              Suite 810
                              715 5th Avenue S.W.
                              Calgary, Alberta
                              T2P 2X6

                              Attention:  Controller

                              Facsimile No.:  (403) 264-9963

                              IKON CAPITAL, INC.


                              By: /s/ J.F. Quinn
                                  ----------------------------
                              Name: J.F. Quinn
                              Title: Treasurer


                              Address for Notices:

                              16007 - 116th Avenue
                              Edmonton, Alberta
                              T5M 3Y1

                              Attention:  Controller

                              Facsimile No.:  (403) 489-4411

                              IKON OFFICE SOLUTIONS, INC. as
                              Performance Guarantor


                              By: /s/ J.F. Quinn
                                  ----------------------------
                              Name: J.F. Quinn
                              Title: Treasurer


                              Address for Notices:

                              70 Valley Stream Parkway
                              P.O. Box 834
                              Malvern, PA 19355
                              U.S.A.

                              Attention:  Treasurer

                              Facsimile No.: (610) 408-7022

                              PRIME TRUST, by its administrative agent, TD SECURITIES INC.


                              By: /s/ Signature
                                  --------------------------------
                              Name:
                              Title:


                              By: /s/ Signature
                                  --------------------------------
                              Name:
                              Title:

                              Address for Notices:

                              222 Bay Street
                              Ernst & Young Tower, 7th Floor
                              Toronto, Ontario
                              M5K 1A2

                              Attention: Asset Securitization Group

                              Facsimile No.:  (416) 307-8840


                              TD SECURITIES INC. as
                              Administrative Agent

                              By: /s/ Signature
                                  --------------------------------
                              Name:
                              Title:


                              By: /s/ Signature
                                  --------------------------------
                              Name:
                              Title:

                              Address for Notices:

                              222 Bay Street
                              Ernst & Young Tower, 7th Floor
                              Toronto, Ontario
                              M5K 1A2

                              Attention:  Asset Securitization Group

                              Facsimile No.:  (416) 307-8840

                                   EXHIBIT A
                                   ---------


                         CREDIT AND COLLECTION POLICY

                                   EXHIBIT B
                                   ---------


                          FORM OF EQUIPMENT SCHEDULE

                                 - ATTACHED -

                  [INITIAL] [SUPPLEMENTAL] EQUIPMENT SCHEDULE
            (SCHEDULE TO MASTER CONCURRENT LEASE AGREEMENT ("MCLA")
                    DATED AS OF THE 29TH DAY OF APRIL, 1998
         BETWEEN IKON OFFICE SOLUTIONS, INC., PRIME TRUST AND OTHERS)

1.   This [INITIAL][SUPPLEMENTAL] Equipment Schedule is delivered pursuant to
     Section 2.01 of the MCLA. Terms used herein and not otherwise defined herein have the meaning ascribed thereto in the MCLA.

2.   [INITIAL] [SUBSEQUENT] Prepayment Date: ___________________________.

3.   Cut-off [SUBSEQUENT CUT-OFF] Date: ________________________________.

4.   Program Fee Rate:__________________________________________________.

5.   Aggregate Finance Balance for
        Lease Tranche: _________________________________________________.

6.   Prepaid Rent:______________________________________________________.

7.   List of Designated Eligible Leases:  See Exhibit A.

8.   Additional Office Locations:  See Exhibit B.

     Dated.________________________________

IKON CAPITAL, INC.                           IKON OFFICE SOLUTIONS, INC.

By:  _____________________________           By: _____________________________
     Name:                                       Name:
     Title:                                      Title:


     Name:
     Title:

                                             IKON OFFICE SOLUTIONS, INC. (U.S.)

                                             By: _____________________________
                                                 Name:
                                                 Title:

Acknowledged and Accepted [DATE]

PRIME TRUST, BY ITS
ADMINISTRATIVE AGENT, TD SECURITIES INC.

By:  _____________________________

     Name:
     Title:

                                   EXHIBIT A
                                   ---------


-------------------------------------------------------------------------------
LIST OF DESIGNATED ELIGIBLE LEASES
-------------------------------------------------------------------------------
[EQUIPMENT          Description   Lessee          Commencement  Term   Finance
IDENTIFICATION #]   of            (name/address)  Date                 Balance
OR IF NONE          Equipment
[CONTRACT
IDENTIFICATION #]
-------------------------------------------------------------------------------
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
______________________________________________________________________________

                                   EXHIBIT B
                                   ---------

                          ADDITIONAL OFFICE LOCATIONS


[NIL]

                                   EXHIBIT C
                                   ---------

                     LEASE PORTFOLIO AND COMPLIANCE REPORT

                                 - Attached -

                                   EXHIBIT D
                                   ---------


   FORMS OF OPINION OF COUNSEL FOR THE LESSOR, IKON CAPITAL AND PERFORMANCE
                                   GUARANTOR

                                 - Attached -

                                   EXHIBIT E
                                   ---------


              CHIEF EXECUTIVE OFFICE AND BRANCH OFFICES OF LESSOR


                                 - Attached -